UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq. 555 California Street, 40th Floor San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2012

Date of reporting period: JUNE 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following are the June 30, 2012 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of five series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on August 13, 2012.

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2012, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/12 SF SAR       Printed on recycled paper

2012

Semi-Annual Report

June 30, 2012

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 9.8% for the six months ended June 30, 2012, compared to 9.5% for the S&P 500 Index. On June 30, the Fund had net assets of $38.2 billion with a cash position of 1.4%.

MARKET COMMENTARY

After a strong first quarter in which the S&P 500 rose 12.6%, the market fell 2.8% during the second quarter and ended the first half of 2012 up 9.5%. Market returns during the second quarter of the year were characterized by an increase in volatility, as macroeconomic concerns continued to weigh heavily on investors. Although first quarter estimated GDP growth was revised down to 1.9%, the modest U.S. economic recovery continued. Reported unemployment declined to 8.2%, inflation and interest rates remained low, consumer credit expanded, home prices rose, and residential real estate began to show signs of recovery. Since March 2009, corporate earnings have grown faster than stock prices, which we believe has created compelling valuations for stocks. On June 30, the S&P 500 was trading at 13 times forward(a) earnings.

Eurozone economic concerns have contributed to investor anxiety around the world. The growth previously seen in some emerging markets—such as China, India, and Brazil—has slowed. The decline in oil prices has negatively impacted the health of those emerging markets dependent on oil revenues, such as Russia, although it benefits the U.S. consumer. Political turmoil in the Middle East also continues to feed uncertainty. Closer to home, fear-based investing has caused a “flight” to perceived safety, driving the yields on U.S. Treasuries to all-time lows.

INVESTMENT STRATEGY

Despite the current turmoil, we are confident in our longstanding approach to investing, which emphasizes bottom-up stock selection with a focus on intensive fundamental analysis. Over time, we have built sizeable positions in established franchises at attractive valuations. We continue to have confidence in the long-term outlook for the Fund. Here is an assessment of four of the Fund’s largest holdings, two of which have helped the Fund’s six-month results, and two of which have hurt.(b)

Strong Performers: Wells Fargo and Comcast

Wells Fargo (4.4% of the Fund on June 30) and Comcast (4.3%) helped the Fund’s relative results in the first half of the year. Although investors’ fears did negatively impact many financial services firms with capital market operations, well-run banks such as Wells Fargo have proved more resilient. Wells Fargo, the second largest U.S. bank by deposits, ended the first half of the year up 23%. The company has strong consumer and small business banking franchises, is gaining market share, and remains attractively valued relative to its peers.

Comcast rose 36% in the first half of the year. The Fund has held Comcast since 2002, and we continue to be optimistic about its prospects. It is the largest pay-television and residential broadband service provider in the United States and operates a strong portfolio of cable networks. In addition, Comcast has growth potential from its broadband internet business and from expanding its services to business customers. Over the past four years, Comcast has generated consistent free cash flow growth; on June 30, it traded at an enterprise value of 6.6 times estimated 2013 EBITDA.(c)

Weak Performers: Hewlett-Packard and Novartis

Hewlett-Packard (3.4% of the Fund on June 30) and Novartis (2.4%) both hurt relative results in the first half of the year. Hewlett-Packard, down 21% year to date, has been one of the Fund’s largest holdings for the past several years. The company has struggled recently with management changes, acquisition integrations, and disappointing earnings. Despite these concerns, we have confidence in the company’s prospects due to its collection of durable business franchises (such as printers and servers), attractive valuation (trading at 0.3 times sales and 4.7 times forward earnings on June 30), CEO Meg Whitman and her management team, and scale advantages from its position as one of the largest technology companies in the world.

Novartis, a Swiss pharmaceutical manufacturer whose return was 2% year to date, has seen its stock price impacted by Eurozone concerns over the past several years. We note, though, that less than half of its revenues

PAGE 1 ▪ DODGE & COX STOCK FUND

are from Europe, and the valuation appears compelling (trading at 2.3 times sales and 9.6 times forward earnings on June 30). In addition, Novartis has growth potential from an encouraging pipeline of new compounds and other medical products, such as eye care.

Our investment decisions for the Fund are not based on recent share price performance alone. Importantly, we also consider the current valuation and our assessment of the long-term fundamental outlook for each holding. Our investment process and team remain unchanged. Our 24 equity analysts have been with the firm for an average of 12 years, and the nine members of the Investment Policy Committee managing the Fund have an average tenure with Dodge & Cox of 27 years. We believe that the Fund’s portfolio of 75 stocks is well positioned in areas of long-term growth, such as technology, media, and health care.

IN CLOSING

Uncertainty associated with the Eurozone debt crisis has been a lingering concern for companies in Europe and the United Kingdom in general and banks in particular (representing 16.6% and 1.2%, respectively, of the Fund on June 30). The Fund had no holdings domiciled in the peripheral countries (Portugal, Ireland, Italy, Greece, and Spain), and all of the Fund’s European holdings are multinational firms that derive significant revenues outside of Europe.

Despite slowing economic conditions worldwide and mixed recent economic data in the United States, we remain optimistic about the long-term prospects for equities. Valuations have been pushed to low levels, reflecting investors’ low expectations and risk aversion. Earnings growth has remained positive, and consumer activity has improved. We believe that the combination of low valuations and optimism about future growth creates opportunities for patient, long-term investors.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Charles F. Pohl, Senior Vice President

July 26, 2012

(a)	Forward estimates are from third-party sources.
(b)	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.
(c)

EBITDA is earnings before interest, taxes, depreciation, and amortization. Enterprise value is a measure of a company’s firm value and is generally calculated as the sum of a company’s market capitalization and debt minus its cash.

DODGE & COX STOCK FUND ▪ PAGE 2

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the S&P 500 by 0.3 percentage points year to date.

Key Contributors to Relative Results

▪

Returns from holdings in the Financials sector (up 21% versus up 14% for the S&P 500 sector) and a higher average weighting (20% versus 14%) contributed. Bank of America (up 48%), Capital One (up 30%), and Wells Fargo (up 23%) were strong performers.

▪

Returns in the Consumer Discretionary sector (up 18% versus up 13% for the S&P 500 sector), in combination with a higher average weighting (16% versus 11%), had a positive impact. Comcast (up 36%), Time Warner Cable (up 31%), and News Corp. (up 25%) were strong performers.

▪	Industrials sector holdings (up 13% versus up 7% for the S&P 500 sector) helped results. General Electric was up 18%.
▪	Additional contributors included tech firms eBay (up 39%) and Microsoft (up 19%), as well as Sprint (up 39%).

Key Detractors from Relative Results

▪	Weak relative returns in the Information Technology sector (up 4% versus up 13% for the S&P 500 sector) hurt results. Nokia (down 55%) and Hewlett-Packard (down 21%) were significant detractors.
▪	Weak relative returns in Health Care (up 8% versus up 11% for the S&P 500 sector), combined with a higher average weighting (20% versus 12%), detracted.
▪	Additional detractors included Celanese (down 22%), Sony (down 21%), and Baker Hughes (down 15%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 27 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

PAGE 3 ▪ DODGE & COX STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2012

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	-.91%	-3.64%	5.18%	10.51%
S&P 500	5.44	.22	5.33	8.34

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.

S&P 500® is a trademark of The McGraw-Hill Companies, Inc.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2012	Beginning Account Value 1/1/2012	Ending Account Value 6/30/2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,098.20	$2.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.25	2.64
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX STOCK FUND ▪ PAGE 4

FUND INFORMATION	June 30, 2012

GENERAL INFORMATION
Net Asset Value Per Share	$110.47
Total Net Assets (billions)	$38.2
Expense Ratio	0.52%
Portfolio Turnover Rate (1/1/12 to 6/30/12, unannualized)	6%
30-Day SEC Yield(a)	1.58%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 27 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Stocks	75	500
Median Market Capitalization (billions)	$20	$12
Weighted Average Market Capitalization (billions)	$77	$111
Price-to-Earnings Ratio(b)	10.4x	12.9x
Foreign Stocks not in the S&P 500(c)	16.0%	0.0%

TEN LARGEST HOLDINGS (%)(d)	Fund
Wells Fargo & Co.	4.4
Capital One Financial Corp.	4.3
Comcast Corp.	4.3
Merck & Co., Inc.	3.6
Hewlett-Packard Co.	3.4
General Electric Co.	3.3
Time Warner, Inc.	3.0
Sanofi (France)	2.8
Microsoft Corp.	2.8
GlaxoSmithKline PLC (United Kingdom)	2.7

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	S&P 500
Information Technology	20.3	19.7
Financials	20.2	14.4
Health Care	19.3	12.0
Consumer Discretionary	16.0	11.1
Industrials	7.3	10.5
Energy	7.1	10.8
Materials	3.4	3.3
Telecommunication Services	2.7	3.2
Consumer Staples	2.3	11.3
Utilities	0.0	3.7

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

PAGE 5 ▪ DODGE & COX STOCK FUND

PORTFOLLO OF INVESTMENTS (unaudited)	June 30, 2012

COMMON STOCKS: 98.6%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 16.0%
CONSUMER DURABLES & APPAREL: 1.1%
NVR, Inc.(a)	89,600	$76,160,000
Panasonic Corp. ADR(b) (Japan)	18,018,774	145,952,069
Sony Corp. ADR(b) (Japan)	15,219,950	216,732,088

		438,844,157
MEDIA: 12.7%
Comcast Corp., Class A	50,955,197	1,629,037,648
DISH Network Corp., Class A(a)	7,431,553	212,170,838
Liberty Global, Inc., Series A(a)	750,010	37,222,996
Liberty Global, Inc., Series C(a)	978,853	46,740,231
McGraw-Hill Companies, Inc.	4,300,400	193,518,000
News Corp., Class A	40,063,426	893,013,766
Time Warner Cable, Inc.	8,634,010	708,852,221
Time Warner, Inc.	29,871,732	1,150,061,682

		4,870,617,382
RETAILING: 2.2%
CarMax, Inc.(a)	3,911,700	101,469,498
Home Depot, Inc.	3,518,970	186,470,220
J. C. Penney Co., Inc.(a)	9,663,740	225,261,780
Liberty Interactive, Series A(a)	17,570,075	312,571,634

		825,773,132

		6,135,234,671
CONSUMER STAPLES: 2.3%
FOOD & STAPLES RETAILING: 1.7%
Wal-Mart Stores, Inc.	9,060,050	631,666,686
FOOD, BEVERAGE & TOBACCO: 0.6%
Unilever PLC ADR(b) (United Kingdom)	7,019,700	236,774,481

		868,441,167
ENERGY: 7.1%
Baker Hughes, Inc.	14,436,750	593,350,425
Chevron Corp.	3,756,580	396,319,190
Occidental Petroleum Corp.	9,548,100	818,940,537
Schlumberger, Ltd.(b) (Curacao/United States)	13,808,645	896,319,147

		2,704,929,299
FINANCIALS: 20.2%
BANKS: 6.7%
BB&T Corp.	12,368,344	381,563,412
HSBC Holdings PLC ADR(b) (United Kingdom)	5,391,129	237,910,523
SunTrust Banks, Inc.	11,208,733	271,587,601
Wells Fargo & Co.	50,013,141	1,672,439,435

		2,563,500,971
DIVERSIFIED FINANCIALS: 12.4%
Bank of America Corp.	77,271,000	632,076,780
Bank of New York Mellon Corp.	35,171,124	772,006,172
Capital One Financial Corp.(c)	30,052,911	1,642,692,115
Charles Schwab Corp.	49,011,900	633,723,867

	SHARES	VALUE
Credit Suisse Group AG ADR(b) (Switzerland)	12,788,200	$234,407,706
Goldman Sachs Group, Inc.	7,149,700	685,370,242
JPMorgan Chase & Co.	2,700,000	96,471,000
Legg Mason, Inc.	1,918,252	50,584,305

		4,747,332,187
INSURANCE: 1.1%
AEGON NV(b) (Netherlands)	63,541,231	293,560,487
Genworth Financial, Inc., Class A(a)	22,207,857	125,696,471

		419,256,958

		7,730,090,116
HEALTH CARE: 19.3%
HEALTH CARE EQUIPMENT & SERVICES: 1.5%
Boston Scientific Corp.(a)	59,704,900	338,526,783
Medtronic, Inc.	6,156,200	238,429,626

		576,956,409
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 17.8%
Amgen, Inc.	9,162,100	669,199,784
GlaxoSmithKline PLC ADR(b) (United Kingdom)	22,342,100	1,018,129,497
Merck & Co., Inc.	32,598,500	1,360,987,375
Novartis AG ADR(b) (Switzerland)	16,363,300	914,708,470
Pfizer, Inc.	43,362,464	997,336,672
Roche Holding AG ADR(b) (Switzerland)	17,472,800	755,174,416
Sanofi ADR(b) (France)	28,428,929	1,074,044,938

		6,789,581,152

		7,366,537,561
INDUSTRIALS: 7.3%
CAPITAL GOODS: 4.7%
General Electric Co.	60,822,175	1,267,534,127
Koninklijke Philips Electronics NV(b) (Netherlands)	14,295,021	281,183,063
Tyco International, Ltd.(b) (Switzerland)	5,237,675	276,811,124

		1,825,528,314
COMMERICAL & PROFESSIONAL SERVICES: 0.1%
Pitney Bowes, Inc.	1,306,230	19,554,263

TRANSPORTATION: 2.5%
FedEx Corp.	10,547,399	966,247,222

		2,811,329,799
INFORMATION TECHNOLOGY: 20.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.8%
Maxim Integrated Products, Inc.(c)	11,687,800	299,675,192

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 6

PORTFOLLO OF INVESTMENTS (unaudited)	June 30, 2012

COMMON STOCKS (continued)

	SHARES	VALUE
SOFTWARE & SERVICES: 10.7%
Adobe Systems, Inc.(a)	10,676,800	$345,608,016
Amdocs, Ltd.(a),(b) (Guernsey/United States)	3,984,980	118,433,606
AOL, Inc.(a),(c)	8,403,254	235,963,372
BMC Software, Inc.(a),(c)	7,515,140	320,746,175
Cadence Design Systems, Inc.(a),(c)	13,903,900	152,803,861
Computer Sciences Corp.(c)	9,119,362	226,342,565
Compuware Corp.(a),(c)	14,771,012	137,222,701
eBay, Inc.(a)	14,793,100	621,458,131
Microsoft Corp.	34,364,800	1,051,219,232
Symantec Corp.(a)	33,964,600	496,222,806
Synopsys, Inc.(a),(c)	13,287,669	391,056,099

		4,097,076,564
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.8%
Corning, Inc.	14,200,000	183,606,000
Dell, Inc.(a)	14,300,000	179,036,000
Hewlett-Packard Co.	64,466,895	1,296,429,259
Molex, Inc.	2,500,400	59,859,576
Molex, Inc., Class A	9,060,630	183,296,545
NetApp, Inc.(a)	12,050,000	383,431,000
Nokia Corp. ADR(b) (Finland)	53,286,400	110,302,848
TE Connectivity, Ltd.(b) (Switzerland)	14,064,675	448,803,779
Xerox Corp.	66,746,682	525,296,387

		3,370,061,394

		7,766,813,150
MATERIALS: 3.4%
Celanese Corp., Series A(c)	7,882,503	272,892,254
Cemex SAB de CV ADR(a),(b) (Mexico)	22,960,171	154,521,951
Domtar Corp.	682,349	52,342,992
Dow Chemical Co.	17,561,145	553,176,067
Vulcan Materials Co.(c)	6,358,925	252,512,912

		1,285,446,176
TELECOMMUNICATION SERVICES: 2.7%
Sprint Nextel Corp.(a),(c)	171,357,839	558,626,555
Vodafone Group PLC ADR(b) (United Kingdom)	16,266,600	458,392,788

		1,017,019,343

TOTAL COMMON STOCKS (Cost $35,971,249,164)		$37,685,841,282

SHORT-TERM INVESTMENTS: 0.7%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$37,147,154	$37,147,154
REPURCHASE AGREEMENT: 0.6%
Fixed Income Clearing Corporation(d) 0.11%, 7/2/12, maturity value $248,981,282	248,979,000	248,979,000

TOTAL SHORT-TERM INVESTMENTS (Cost $286,126,154)		$286,126,154

TOTAL INVESTMENTS (Cost $36,257,375,318)	99.3%	$37,971,967,436
OTHER ASSETS LESS LIABILITIES	0.7%	260,861,707

NET ASSETS	100.0%	$38,232,829,143

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	See Note 8 regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by Federal Home Loan Bank 3.75%, 9/9/16; Freddie Mac 2.50%, 5/27/16 and U.S. Treasury Note 3.125%, 10/31/16. Total collateral value is 253,963,418.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

PAGE 7 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2012
ASSETS:
Investments, at value
Unaffiliated issuers (cost $31,949,216,638)	$34,354,367,914
Affiliated issuers (cost $4,308,158,680)	3,617,599,522

37,971,967,436
Receivable for investments sold	362,299,483
Receivable for Fund shares sold	63,992,670
Dividends and interest receivable	98,879,043
Prepaid expenses and other assets	86,994

38,497,225,626

LIABILITIES:
Payable for investments purchased	194,873,735
Payable for Fund shares redeemed	53,058,730
Management fees payable	15,137,278
Accrued expenses	1,326,740

264,396,483

NET ASSETS	$38,232,829,143

NET ASSETS CONSIST OF:
Paid in capital	$40,761,090,244
Undistributed net investment income	20,259,572
Accumulated net realized loss	(4,263,112,791)
Net unrealized appreciation	1,714,592,118

$38,232,829,143

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	346,100,522
Net asset value per share	$110.47

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2012
INVESTMENT INCOME:
Dividends (net of foreign taxes of $20,638,230)
Unaffiliated issuers	$500,652,869
Affiliated issuers	13,648,105
Interest	53,621

514,354,595

EXPENSES:
Management fees	96,464,544
Custody and fund accounting fees	560,096
Transfer agent fees	1,875,552
Professional services	63,568
Shareholder reports	535,196
Registration fees	239,227
Trustees’ fees	98,800
Miscellaneous	1,420,610

101,257,593

NET INVESTMENT INCOME	413,097,002

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain
Unaffiliated issuers	1,536,250,146
Affiliated issuers	127,932,356
Net change in unrealized appreciation/depreciation	1,454,171,394

Net realized and unrealized gain	3,118,353,896

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,531,450,898

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income	$413,097,002	$664,516,079
Net realized gain	1,664,182,502	512,064,516
Net change in unrealized appreciation/depreciation	1,454,171,394	(2,850,476,884)

	3,531,450,898	(1,673,896,289)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(399,366,815)	(664,086,748)
Net realized gain	—	—

Total distributions	(399,366,815)	(664,086,748)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	3,095,339,062	5,006,315,221
Reinvestment of distributions	371,957,607	625,800,158
Cost of shares redeemed	(4,928,928,813)	(9,769,356,748)

Net decrease from Fund share transactions	(1,461,632,144)	(4,137,241,369)

Total increase (decrease) in net assets	1,670,451,939	(6,475,224,406)

NET ASSETS:
Beginning of period	36,562,377,204	43,037,601,610

End of period (including undistributed net investment income of $20,259,572 and $6,529,385, respectively)	$38,232,829,143	$36,562,377,204

SHARE INFORMATION:
Shares sold	28,016,982	46,452,278
Distributions reinvested	3,372,602	5,991,930
Shares redeemed	(45,016,964)	(92,083,372)

Net decrease in shares outstanding	(13,627,380)	(39,639,164)

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities are valued at amortized cost, which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the

Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities

PAGE 9 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2012:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks(b)	$37,685,841,282	$—
Money Market Fund	37,147,154	—
Repurchase Agreement	—	248,979,000

Total	$37,722,988,436	$248,979,000

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2012. There were no Level 3 securities at June 30, 2012, and December 31, 2011, and there were no transfers to Level 3 during the period.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions, and net short-term realized gain (loss). During the period, the Fund recognized net realized gains of $59,680,161 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At June 30, 2012, the cost of investments for federal income tax purposes was $36,330,937,034.

Distributions during the six months ended June 30, 2012, and for the year ended December 31, 2011, were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Ordinary income	$399,366,815	$664,086,748
	($1.14 per share)	($1.754 per share)

Long-term capital gain	—	—

At June 30, 2012, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$6,500,197,260
Unrealized depreciation	(4,859,166,858)

Net unrealized appreciation	1,641,030,402
Undistributed ordinary income	20,259,572
Accumulated capital gain(a)	1,604,502,340
Capital loss carryforward(b)	(5,853,733,576)
(a)	Represents capital gain realized for tax purposes during the period January 1, 2012 to June 30, 2012.
(b)

Represents accumulated capital loss as of December 31, 2011, which may be carried forward to offset future capital gains. During 2011, the Fund utilized $443,284,672 of the carryforward. If not utilized, the remaining capital loss carryforward will expire in 2017.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, will not be subject to expiration.

DODGE & COX STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. (The Fund had net capital gains in 2011.)

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with

State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2012, amounted to $87,014 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2012, purchases and sales of securities, other than short-term securities, aggregated $2,240,733,602 and $4,046,146,749, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2012, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2012. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
AOL, Inc.	8,439,054	—	(35,800)	8,403,254	—	(b)	235,963,372
BMC Software, Inc.	8,250,140	—	(735,000)	7,515,140	—	(b)	—	(c)
Cadence Design Systems, Inc.	19,448,500	—	(5,544,600)	13,903,900	—	(b)	152,803,861
Capital One Financial Corp.	30,180,911	—	(128,000)	30,052,911	3,005,291		1,642,692,115
Celanese Corp., Series A	4,602,003	3,300,000	(19,500)	7,882,503	657,762		272,892,254
Computer Sciences Corp.	8,996,552	122,810	—	9,119,362	3,647,745		226,342,565
Compuware Corp.	15,838,112	—	(1,067,100)	14,771,012	—	(b)	137,222,701
Maxim Integrated Products, Inc.	17,296,400	—	(5,608,600)	11,687,800	6,194,628		—	(c)
Sprint Nextel Corp.	135,934,139	36,000,000	(576,300)	171,357,839	—	(b)	558,626,555
Synopsys, Inc.	13,695,769	—	(408,100)	13,287,669	—	(b)	391,056,099
Vulcan Materials Co.	7,942,625	—	(1,583,700)	6,358,925	142,679		—	(c)

					$13,648,105		$3,617,599,522

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end

PAGE 11 ▪ DODGE & COX STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2012(a)		2011	2010	2009	2008	2007

Net asset value, beginning of period	$101.64		$107.76	$96.14	$74.37	$138.26	$153.46
Income from investment operations:
Net investment income	1.18		1.76	1.23	1.15	1.91	2.30
Net realized and unrealized gain (loss)	8.79		(6.13)	11.62	21.82	(59.83)	(1.90)

Total from investment operations	9.97		(4.37)	12.85	22.97	(57.92)	0.40

Distributions to shareholders from:
Net investment income	(1.14)		(1.75)	(1.23)	(1.20)	(1.84)	(2.34)
Net realized gain	—		—	—	—	(4.13)	(13.26)

Total distributions	(1.14)		(1.75)	(1.23)	(1.20)	(5.97)	(15.60)

Net asset value, end of period	$110.47		$101.64	$107.76	$96.14	$74.37	$138.26

Total return	9.82%		(4.08)%	13.48%	31.27%	(43.31)%	0.14%
Ratios/supplemental data:
Net assets, end of period (millions)	$38,233		$36,562	$43,038	$39,991	$32,721	$63,291
Ratio of expenses to average net assets	0.52	%(b)	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	2.14	%(b)	1.62%	1.25%	1.42%	1.75%	1.44%
Portfolio turnover rate	6%		16%	12%	18%	31%	27%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX STOCK FUND ▪ PAGE 12

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 13 ▪ DODGE & COX STOCK FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX STOCK FUND ▪ PAGE 14

TRUSTEES AND EXECUTIVE OFFICERS

Kenneth E. Olivier, Chairman, President, and Trustee

Chairman and Chief Executive Officer, Dodge & Cox

Dana M. Emery, Senior Vice President and Trustee

Co-President and Director of Fixed Income, Dodge & Cox

John A. Gunn, Trustee

Chairman Emeritus, Dodge & Cox

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Charles F. Pohl, Senior Vice President

Co-President and Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 15 ▪ DODGE & COX STOCK FUND

Global Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2012, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/12 GSF SAR       Printed on recycled paper

2012

Semi-Annual Report

June 30, 2012

Global Stock

Fund

ESTABLISHED 2008

TICKER:  DODWX

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 6.4% for the six months ended June 30, 2012, compared to 5.9% for the MSCI World Index. On June 30, the Fund had net assets of $2.1 billion with a cash position of 2.0%.

MARKET COMMENTARY

After a strong first quarter in which the MSCI World rose 11.6%, the market fell 5.1% during the second quarter and ended the first half of 2012 up 5.9%. In the first quarter, investor optimism increased as companies reported healthy earnings, concerns about Eurozone banks were alleviated with the liquidity provided by the European Central Bank, and job growth in the United States was robust. In the second quarter, questions about the fate of the euro and potential impact of austerity measures on European economies resurfaced. Manufacturing activity in China and employment growth in the United States also showed signs of slowing down.

Equity valuations have declined to low levels: the MSCI World traded at 14 times trailing earnings on June 30. Low valuations have historically been associated with attractive subsequent long-term returns. As a result, we continue to believe that now is a compelling time to invest in equities.

INVESTMENT STRATEGY

Our longstanding approach to investing remains unchanged. We practice bottom-up stock selection based on intensive fundamental analysis. Investment decisions for the Fund are based on current valuation relative to our assessment of the long-term fundamental outlook for each holding. Market turmoil creates opportunities to invest in established franchises at attractive valuations. We have assembled a diversified portfolio of such investments. We remain confident in the long-term outlook for the Fund. Our assessment of two leading contributors to, and two leading detractors from, the Fund’s six-month performance follows.(a)

Strong Performers: Wells Fargo and Comcast

Wells Fargo (2.8% of the Fund on June 30) and Comcast (1.6%) helped the Fund’s results in the first half of the year. Wells Fargo, the second largest U.S. bank by deposits, ended the first half of the year up 23%. The company has a long record of growth and strong risk management. It has leading consumer and small business banking franchises, is gaining market share, and yet remains attractively valued relative to its peers.

Comcast rose 36% in the first half of the year. Comcast has been a holding since the Fund’s inception in 2008, and we continue to be optimistic about its prospects. It is the largest pay-television and residential broadband service provider in the United States and operates a strong portfolio of cable networks. In addition, Comcast has growth potential from its broadband internet business and from expanding its services to business customers. Over the past four years, Comcast has generated consistent free cash flow growth; on June 30, it traded at an enterprise value of 6.6 times estimated(b) 2013 EBITDA.(c)

Weak Performers: Hewlett-Packard and Credit Suisse

Hewlett-Packard (2.6% of the Fund on June 30) and Credit Suisse (1.5%) both hurt results in the first half of the year. Hewlett-Packard, down 21% year to date, has been one of the Fund’s largest holdings for the past several years. The company has struggled recently with management changes, acquisition integrations, and disappointing earnings. Despite these concerns, we have confidence in the company’s prospects due to its collection of durable business franchises (such as printers and servers), its attractive valuation (trading at 0.3 times sales and 4.7 times forward earnings on June 30), and scale advantages from its position as one of the largest technology companies in the world.

PAGE 1 ▪ DODGE & COX GLOBAL STOCK FUND

Credit Suisse, a leading global private and investment bank, was down 20% in the first half of the year due to disappointing results in its investment banking division and concerns over a relatively weak capital position. In July, the company initiated a series of actions to increase its capitalization levels. Credit Suisse is well positioned to benefit from growth in private banking and capital markets around the world, while it is relatively insulated from the challenges of the Eurozone banking system.

IN CLOSING

Global equity markets are trading at compelling valuations, reflecting concerns about the course of the world economy. And yet, we note that most companies are better capitalized today than five years ago, with stronger cash flows and lower cost structures. Thus, they have greater ability to withstand an uncertain environment and take actions to build long-term value. Markets could continue to be volatile over the short term, but we are enthusiastic about the long-term prospects for equities in general, and especially for the holdings in the Fund.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Charles F. Pohl Senior Vice President

July 26, 2012

(a)	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.
(b)	Forward estimates are from third-party sources.
(c)

EBITDA is earnings before interest, taxes, depreciation, and amortization. Enterprise value is a measure of a company’s firm value and is generally calculated as the sum of a company’s market capitalization and debt minus its cash.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 2

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the MSCI World by 0.5 percentage points year to date.

Key Contributors to Relative Results

▪

Strong returns in the Financials sector (up 14% versus up 9% for the MSCI World sector), combined with a higher average weighting (25% versus 18%), had a positive impact. Bank of America (up 48%), Capital One (up 30%), and Wells Fargo (up 23%) were strong performers.

▪	Returns in the Materials sector (up 8% versus down 2% for the MSCI World sector) contributed to relative performance.
▪	The Energy sector was the weakest sector of the market. Therefore, the Fund’s lower average weighting (6% versus 11% for the MSCI World sector) contributed to relative results.
▪	Additional contributors included AOL (up 86%), Comcast (up 36%), and Microsoft (up 19%).

Key Detractors from Relative Results

▪	Weak returns from holdings in the Information Technology sector (down 2% versus up 10% for the MSCI World sector) hurt results. Nokia (down 56%) and Hewlett-Packard (down 21%) were notable detractors.
▪	Weak relative returns in the Consumer Discretionary sector (up 5% versus up 11% for the MSCI World sector) also hindered performance. Yamaha Motor (down 25%) was a weak performer.
▪	Additional detractors included Unicredit (down 31%), Celanese (down 22%), and Credit Suisse (down 20%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Investment Policy Committee, which is the decision-making body for the Global Stock Fund, is a seven-member committee with an average tenure at Dodge & Cox of 21 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

PAGE 3 ▪ DODGE & COX GLOBAL STOCK FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2012

	1 Year	3 Years	Since Inception (5/01/08)
Dodge & Cox Global Stock Fund	-9.21%	12.04%	-3.60%
MSCI World Index	-4.99	10.98	-2.49

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 24 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI World is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2012	Beginning Account Value 1/1/2012	Ending Account Value 6/30/2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,063.80	$3.37
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.60	3.30
*	Expenses are equal to the Fund’s annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 4

FUND INFORMATION	June 30, 2012

GENERAL INFORMATION
Net Asset Value Per Share	$8.17
Total Net Assets (billions)	$2.1
Expense Ratio	0.66%
Portfolio Turnover Rate (1/1/12 to 6/30/12, unannualized)	6%
30-Day SEC Yield(a)	2.01%
Fund Inception	2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 21 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Stocks	97	1,626
Median Market Capitalization (billions)	$21	$8
Weighted Average Market Capitalization (billions)	$66	$77
Price-to-Earnings Ratio(b)	10.0x	11.1x
Countries Represented	22	24
Emerging Markets (Brazil, China, India, Indonesia, Mexico, South Africa, South Korea, Turkey)	12.2%	0.0%

TEN LARGEST HOLDINGS (%)(c)	Fund
Sanofi (France)	2.9
Roche Holding AG (Switzerland)	2.8
Wells Fargo & Co. (United States)	2.8
Merck & Co., Inc. (United States)	2.7
Hewlett-Packard Co. (United States)	2.6
Microsoft Corp. (United States)	2.5
General Electric Co. (United States)	2.2
Naspers, Ltd. (South Africa)	2.1
GlaxoSmithKline PLC (United Kingdom)	1.9
Capital One Financial Corp. (United States)	1.9

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(d)	Fund	MSCI World
United States	44.2	54.3
Europe (excluding United Kingdom)	27.5	16.6
United Kingdom	9.0	9.5
Japan	5.5	8.9
Latin America	4.9	0.0
Africa/Middle East	3.5	0.2
Pacific (excluding Japan)	3.4	5.6
Canada	0.0	4.9

SECTOR DIVERSIFICATION (%)	Fund	MSCI World
Financials	23.9	18.6
Health Care	16.6	10.7
Information Technology	13.7	12.6
Consumer Discretionary	12.1	10.8
Industrials	8.2	10.9
Telecommunication Services	8.0	4.2
Energy	5.9	10.6
Materials	5.7	6.8
Consumer Staples	3.9	11.0
Utilities	0.0	3.8

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The Fund may classify a company in a different category than the MSCI World. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 5 ▪ DODGE & COX GLOBAL STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

COMMON STOCKS: 96.6%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.1%
AUTOMOBILES & COMPONENTS: 1.8%
Bayerische Motoren Werke AG (Germany)	102,400	$7,419,689
Mahindra & Mahindra, Ltd. (India)	655,100	8,303,529
Yamaha Motor Co., Ltd. (Japan)	2,283,700	21,787,262

		37,510,480
CONSUMER DURABLES & APPAREL: 1.7%
LG Electronics, Inc. (South Korea)	127,700	6,889,125
Li Ning Co., Ltd.(a) (Cayman Islands/China)	10,911,300	6,145,922
Panasonic Corp. (Japan)	1,814,400	14,757,571
Sony Corp. (Japan)	429,600	6,113,470

		33,906,088
MEDIA: 7.3%
Comcast Corp., Class A (United States)	1,050,600	33,587,682
DISH Network Corp., Class A(a) (United States)	256,300	7,317,365
Grupo Televisa SAB ADR (Mexico)	934,100	20,064,468
Naspers, Ltd. (South Africa)	821,600	43,936,190
Television Broadcasts, Ltd. (Hong Kong)	2,523,100	17,598,460
Time Warner Cable, Inc. (United States)	153,171	12,575,339
Time Warner, Inc. (United States)	412,466	15,879,941

		150,959,445
RETAILING: 1.3%
J. C. Penney Co., Inc.(a) (United States)	718,800	16,755,228
Liberty Interactive, Series A(a) (United States)	592,357	10,538,031

		27,293,259

		249,669,272
CONSUMER STAPLES: 3.9%
FOOD & STAPLES RETAILING: 1.2%
Wal-Mart Stores, Inc. (United States)	370,000	25,796,400

FOOD, BEVERAGE & TOBACCO: 2.7%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	1,602,600	20,551,864
Diageo PLC ADR (United Kingdom)	132,800	13,687,696
Unilever PLC (United Kingdom)	616,700	20,726,775

		54,966,335

		80,762,735
ENERGY: 4.5%
Baker Hughes, Inc. (United States)	542,687	22,304,436
Occidental Petroleum Corp. (United States)	234,525	20,115,209

	SHARES	VALUE
Royal Dutch Shell PLC ADR (United Kingdom)	300,374	$20,254,219
Schlumberger, Ltd. (Curacao/United States)	467,900	30,371,389

		93,045,253
FINANCIALS: 23.9%
BANKS: 8.7%
Banco Santander SA (Spain)	2,235,024	14,927,247
Barclays PLC (United Kingdom)	11,003,400	28,166,421
BB&T Corp. (United States)	534,200	16,480,070
HSBC Holdings PLC (United Kingdom)	2,568,162	22,644,630
ICICI Bank, Ltd. (India)	56,664	911,283
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,525,000	7,298,332
Standard Chartered PLC (United Kingdom)	514,722	11,221,373
SunTrust Banks, Inc. (United States)	413,795	10,026,253
UniCredit SPA(a) (Italy)	2,984,199	11,307,903
Wells Fargo & Co. (United States)	1,717,773	57,442,329

		180,425,841
DIVERSIFIED FINANCIALS: 10.2%
Bank of America Corp. (United States)	3,345,500	27,366,190
Bank of New York Mellon Corp. (United States)	1,748,700	38,383,965
Capital One Financial Corp. (United States)	731,900	40,005,654
Charles Schwab Corp. (United States)	2,466,200	31,887,966
Credit Suisse Group AG (Switzerland)	1,674,516	30,591,360
Goldman Sachs Group, Inc. (United States)	304,200	29,160,612
Haci Omer Sabanci Holding AS (Turkey)	3,344,188	14,106,536

		211,502,283
INSURANCE: 4.2%
AEGON NV (Netherlands)	7,099,791	33,071,438
Dai-ichi Life Insurance Co., Ltd. (Japan)	10,300	11,931,488
Swiss Life Holding AG (Switzerland)	70,600	6,662,145
Swiss Re AG (Switzerland)	545,300	34,257,300

		85,922,371
REAL ESTATE: 0.8%
BR Malls Participacoes SA (Brazil)	703,600	8,057,157
Hang Lung Group, Ltd. (Hong Kong)	1,327,500	8,181,446

		16,238,603

		494,089,098

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

COMMON STOCKS (continued)

	SHARES	VALUE
HEALTH CARE: 16.6%
HEALTH CARE EQUIPMENT & SERVICES: 0.7%
Boston Scientific Corp.(a) (United States)	1,120,200	$6,351,534
Medtronic, Inc. (United States)	221,200	8,567,076

		14,918,610
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 15.9%
Amgen, Inc. (United States)	280,000	20,451,200
Bayer AG (Germany)	494,520	35,659,155
GlaxoSmithKline PLC (United Kingdom)	194,800	4,417,255
GlaxoSmithKline PLC ADR (United Kingdom)	782,100	35,640,297
Merck & Co., Inc. (United States)	1,349,600	56,345,800
Novartis AG (Switzerland)	98,800	5,511,059
Novartis AG ADR (Switzerland)	609,700	34,082,230
Pfizer, Inc. (United States)	806,300	18,544,900
Roche Holding AG (Switzerland)	333,800	57,623,036
Sanofi (France)	784,862	59,516,910

		327,791,842

		342,710,452
INDUSTRIALS: 8.2%
CAPITAL GOODS: 6.9%
General Electric Co. (United States)	2,200,300	45,854,252
Koninklijke Philips Electronics NV (Netherlands)	1,356,213	26,817,204
Mitsubishi Electric Corp. (Japan)	1,778,700	14,824,655
Nidec Corp. (Japan)	214,500	16,266,506
Schneider Electric SA (France)	421,178	23,467,489
Tyco International, Ltd. (Switzerland)	149,900	7,922,215
Wienerberger AG (Austria)	826,580	7,774,900

		142,927,221
TRANSPORTATION: 1.3%
FedEx Corp. (United States)	293,100	26,850,891

		169,778,112
INFORMATION TECHNOLOGY: 13.7%
SOFTWARE & SERVICES: 7.1%
Amdocs, Ltd.(a) (Guernsey/United States)	323,219	9,606,069
AOL, Inc.(a) (United States)	847,869	23,808,162
eBay, Inc.(a) (United States)	431,700	18,135,717
Microsoft Corp. (United States)	1,699,700	51,993,823
Nintendo Co., Ltd. (Japan)	174,900	20,408,052
Symantec Corp.(a) (United States)	846,600	12,368,826
Synopsys, Inc.(a) (United States)	346,800	10,206,324

		146,526,973

	SHARES	VALUE
TECHNOLOGY, HARDWARE & EQUIPMENT: 6.6%
Corning, Inc. (United States)	930,700	$12,033,951
Hewlett-Packard Co. (United States)	2,723,800	54,775,618
NetApp, Inc.(a) (United States)	571,200	18,175,584
Nokia Oyj (Finland)	5,658,425	11,656,584
TE Connectivity, Ltd. (Switzerland)	524,115	16,724,509
Telefonaktiebolaget LM Ericsson (Sweden)	1,448,468	13,217,156
Xerox Corp. (United States)	1,313,000	10,333,310

		136,916,712

		283,443,685
MATERIALS: 5.7%
Akzo Nobel NV (Netherlands)	309,570	14,562,151
Celanese Corp., Series A (United States)	450,300	15,589,386
Cemex SAB de CV ADR(a) (Mexico)	1,835,339	12,351,831
Domtar Corp. (United States)	138,416	10,617,891
Dow Chemical Co. (United States)	317,600	10,004,400
Duratex SA (Brazil)	1,816,600	9,614,368
Lafarge SA (France)	883,995	39,563,412
Norsk Hydro ASA (Norway)	1,169,611	5,278,718

		117,582,157
TELECOMMUNICATION SERVICES: 8.0%
America Movil SAB de CV, Series L (Mexico)	16,935,400	22,140,931
MTN Group, Ltd. (South Africa)	1,612,100	27,866,370
PT Telekomunikasi Indonesia TBK ADR (Indonesia)	666,200	23,203,746
Sprint Nextel Corp.(a) (United States)	8,081,200	26,344,712
Telecom Italia SPA-RSP (Italy)	25,855,800	20,798,389
Telefonica SA (Spain)	660,060	8,708,191
Telekom Austria AG (Austria)	647,533	6,364,846
Vodafone Group PLC (United Kingdom)	10,877,000	30,560,410

		165,987,595

TOTAL COMMON STOCKS (Cost $2,025,387,613)		$1,997,068,359

PREFERRED STOCKS: 1.4%
ENERGY: 1.4%
Petroleo Brasileiro SA ADR (Brazil)	1,155,500	20,960,770
Ultrapar Participacoes SA ADR (Brazil)	370,800	8,409,744

TOTAL PREFERRED STOCKS (Cost $30,520,596)		$29,370,514

PAGE 7 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

SHORT-TERM INVESTMENTS: 2.6%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$2,003,035	$2,003,035
REPURCHASE AGREEMENT: 2.5%
Fixed Income Clearing Corporation(b) 0.11%, 7/2/12, maturity value $50,293,461	50,293,000	50,293,000

TOTAL SHORT-TERM INVESTMENTS (Cost $52,296,035)		$52,296,035

TOTAL INVESTMENTS (Cost $2,108,204,244)	100.6%	$2,078,734,908
OTHER ASSETS LESS LIABILITIES	(0.6%)	(11,410,176)

NET ASSETS	100.0%	$2,067,324,732

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by Fannie Mae 2.75%, 4/16/19 and Freddie Mac 3.00%, 1/17/19. Total collateral value is $51,302,961.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

Forward Foreign Currency Contracts

As of June 30, 2012, open forward foreign currency contracts are summarized as follows:

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation (Depreciation)
Contracts to sell Japanese Yen:
UBS	7/25/2012	6,013,930	490,000,000	$(117,975)
Deutsche Bank	8/1/2012	6,009,465	480,000,000	2,101
Barclays	9/5/2012	5,748,154	450,000,000	113,653
Contracts to sell Swiss Franc:
Citibank	8/15/2012	3,452,741	3,200,000	77,840
HSBC	8/22/2012	3,402,554	3,200,000	27,023

				$102,642

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 8

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2012
ASSETS:
Investments, at value (cost $2,108,204,244)	$2,078,734,908
Cash denominated in foreign currency (cost $287,750)	286,353
Receivable for foreign currency contracts closed	438,771
Unrealized appreciation on foreign currency contracts	220,617
Receivable for Fund shares sold	522,406
Dividends and interest receivable	5,996,152
Prepaid expenses and other assets	3,906

2,086,203,113

LIABILITIES:
Payable for investments purchased	17,376,243
Unrealized depreciation on foreign currency contracts	117,975
Payable for Fund shares redeemed	237,148
Management fees payable	964,062
Accrued expenses	182,953

18,878,381

NET ASSETS	$2,067,324,732

NET ASSETS CONSIST OF:
Paid in capital	$2,048,101,952
Undistributed net investment income	30,640,188
Accumulated net realized gain	17,991,839
Net unrealized depreciation	(29,409,247)

$2,067,324,732

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	252,924,505
Net asset value per share	$8.17

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2012
INVESTMENT INCOME:
Dividends (net of foreign taxes of $2,468,033)	$37,183,150
Interest	7,912

37,191,062

EXPENSES:
Management fees	6,068,684
Custody and fund accounting fees	115,768
Transfer agent fees	138,041
Professional services	70,532
Shareholder reports	21,743
Registration fees	88,636
Trustees’ fees	98,800
Miscellaneous	37,076

6,639,280

NET INVESTMENT INCOME	30,551,782

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (net of foreign capital gain tax of $29,208)
Investments	16,494,407
Foreign currency transactions	737,879
Net change in unrealized appreciation/depreciation
Investments	72,502,019
Foreign currency transactions	(478,085)

Net realized and unrealized gain	89,256,220

NET INCREASE IN NET ASSETS FROM OPERATIONS	$119,808,002

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income	$30,551,782	$37,205,930
Net realized gain	17,232,286	81,109,924
Net change in unrealized appreciation/depreciation	72,023,934	(358,037,218)

	119,808,002	(239,721,364)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(35,098,359)
Net realized gain	—	(12,720,210)

Total distributions	—	(47,818,569)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	262,864,877	625,171,940
Reinvestment of distributions	—	46,192,193
Cost of shares redeemed	(190,338,286)	(325,573,001)

Net increase from Fund share transactions	72,526,591	345,791,132

Total increase in net assets	192,334,593	58,251,199

NET ASSETS:
Beginning of period	1,874,990,139	1,816,738,940

End of period (including undistributed net investment income of $30,640,188 and $88,406, respectively)	$2,067,324,732	$1,874,990,139

SHARE INFORMATION:
Shares sold	31,761,570	72,510,079
Distributions reinvested	—	6,102,007
Shares redeemed	(22,938,261)	(38,661,666)

Net increase in shares outstanding	8,823,309	39,950,420

PAGE 9 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost, which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value per share (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. Because trading in securities on most non-U.S. exchanges is normally completed before the close of the NYSE, the value of foreign securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions. The Fund endeavors to record foreign taxes based on applicable foreign tax law.

Forward foreign currency contracts A forward foreign currency contract represents an obligation to purchase or sell a specific foreign currency at a future date and at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

During the period, the Fund maintained foreign currency contracts to hedge foreign currency risks associated with portfolio investments denominated in Japanese Yen and Swiss Francs. These forward foreign currency contracts had U.S. dollar total values of approximately 1% of net assets during the period.

Foreign currency translation The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions include the following: holding/disposing of foreign currency and forward foreign currency contracts, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

PAGE 11 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2012:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$116,718,054	$132,951,218
Consumer Staples	39,484,096	41,278,639
Energy	93,045,253	—
Financials	258,810,196	235,278,902
Health Care	179,983,037	162,727,415
Industrials	80,627,358	89,150,754
Information Technology	238,161,893	45,281,792
Materials	58,177,876	59,404,281
Telecommunication Services	71,689,389	94,298,206
Preferred Stocks
Energy	29,370,514	—
Short-term Investments
Money Market Fund	2,003,035	—
Repurchase Agreement	—	50,293,000

Total Securities	$1,168,070,701	$910,664,207
Other Financial Instruments
Forward Foreign Currency Contracts	$—	$102,642	(b)

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at June 30, 2012, and December 31, 2011, and there were no transfers to Level 3 during the period.

(b)	Represents net unrealized appreciation on forward foreign currency contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, foreign capital gain taxes, and foreign currency realized gain (loss). At June 30, 2012, the cost of investments for federal income tax purposes was $2,111,655,706.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions during the six months ended June 30, 2012, and for the year ended December 31, 2011, were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Ordinary income	—	$35,098,359
		($0.149 per share)

Long-term capital gain	—	$12,720,210
		($0.054 per share)

At June 30, 2012, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	251,568,557
Unrealized depreciation	$(284,489,355)

Net unrealized depreciation	(32,920,798)
Undistributed ordinary income	30,640,188
Accumulated capital gain	21,443,301

During 2011, the Fund utilized all of its capital loss carryforward, which amounted to $66,447,920.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. (The Fund had net capital gains in 2011.)

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All the Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2012, amounted to $4,458 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2012, purchases and sales of securities, other than short-term securities, aggregated $231,739,200 and $127,069,131, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2012, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 13 ▪ DODGE & COX GLOBAL STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout the period)	Six Months Ended June 30,		Year Ended December 31,			May 1, 2008 (inception) through December 31,
	2012(a)		2011	2010	2009	2008

Net asset value, beginning of period	$7.68		$8.90	$7.91	$5.34	$10.00
Income from investment operations:
Net investment income	0.11		0.16	0.08	0.06	0.04
Net realized and unrealized gain (loss)	0.38		(1.18)	0.99	2.57	(4.66)

Total from investment operations	0.49		(1.02)	1.07	2.63	(4.62)

Distributions to shareholders from:
Net investment income	—		(0.15)	(0.08)	(0.06)	(0.04)
Net realized gain	—		(0.05)	—	—	—

Total distributions	—		(0.20)	(0.08)	(0.06)	(0.04)

Net asset value, end of period	$8.17		$7.68	$8.90	$7.91	$ 5.34

Total return	6.38%		(11.39)%	13.51%	49.18%	(46.21)%
Ratios/supplemental data:
Net assets, end of period (millions)	$2,067		$1,875	$1,817	$914	$468
Ratio of expenses to average net assets	0.66	%(b)	0.66%	0.69%	0.74%	0.87	%(b)
Ratio of net investment income to average net assets	3.02	%(b)	1.94%	1.19%	1.09%	1.39	%(b)
Portfolio turnover rate	6%		19%	14%	20%	10%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 14

TRUSTEES AND EXECUTIVE OFFICERS

Kenneth E. Olivier, Chairman, President, and Trustee

Chairman and Chief Executive Officer, Dodge & Cox

Dana M. Emery, Senior Vice President and Trustee

Co-President and Director of Fixed Income, Dodge & Cox

John A. Gunn, Trustee

Chairman Emeritus, Dodge & Cox

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Charles F. Pohl, Senior Vice President

Co-President and Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 15 ▪ DODGE & COX GLOBAL STOCK FUND

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2012, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/12 ISF SAR       Printed on recycled paper

2012

Semi-Annual Report

June 30, 2012

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 3.3% for the six months ended June 30, 2012, compared to 3.0% for the MSCI EAFE (Europe, Australasia, Far East) Index. On June 30, the Fund had net assets of $36.0 billion with a cash position of 1.6%.

MARKET COMMENTARY

Global equity markets experienced significant volatility during the first six months of 2012. The markets rose steadily in the first quarter—the MSCI EAFE was up 11%—as investor optimism increased amid encouraging economic signs. Companies reported healthy earnings, concerns about Eurozone banks were partially alleviated with the liquidity provided by the European Central Bank, and job growth in the United States was robust. Markets then dropped during the second quarter—the MSCI EAFE declined 7%—as macroeconomic concerns resurfaced. The epicenter was Europe with major questions about the fate of the euro, the likelihood of fiscal reform, and potential contagion given Europe’s importance in the global economy. These concerns were reinforced by slowing manufacturing activity in China and slowing employment growth in the United States.

Investors have responded to uncertainty by leaving assets perceived as risky and turning toward safety and security. The mutual fund industry’s fund flows epitomize this trend. In the first six months of 2012, the Investment Company Institute estimates that fund flows out of equity funds were $28 billion, while fund flows into bond funds were $151 billion. This flight to perceived safety is also evident in long-term government yields of 1.6% for the 10-year German bund and 1.7% for the 10-year U.S. Treasury (as of June 30)—a rate of interest below the current level of inflation.

INVESTMENT STRATEGY

In this environment of uncertainty and fear, equity valuations have been pushed to low levels and thereby provide an excellent inception point for potentially attractive long-term results. On June 30, the MSCI EAFE was trading at 13 times trailing earnings, compared to 19 times trailing earnings since the MSCI EAFE’s inception in 1970, and a 3.8% dividend yield, compared to an average of 2.9% over the same period. Low valuations have historically been strongly associated with attractive subsequent ten-year returns. As a result, we believe that now is a compelling time to invest in international equities.

Share prices have fluctuated wildly as investors react to headlines from one day to the next. However, we observe that the fundamentals of individual companies do not change that rapidly. These price gyrations often create opportunities for patient, long-term investors like us to nudge the portfolio. We are able to retest and revisit our convictions as prices change, staying focused on our three- to five-year investment horizon.

Europe

Companies are not immune to the macroeconomic environment in which they operate, and therefore we incorporate this element into our bottom-up research process. Investors are concerned about Europe and view it as a risky place to invest. We recognize the wide range of potential economic outcomes associated with the region. However, we don’t view exposure as equivalent to domicile. On June 30, 40.7% of the Fund was invested in companies domiciled in developed Europe, of which roughly 70% was represented by companies that have more than 60% of their sales from outside of Europe. Examples(a) of such companies that we recently added to include Lafarge and Philips Electronics.

Lafarge, a global leader in construction materials, was one of the Fund’s largest holdings at 2.7% on June 30. Domiciled in France, Lafarge has a large international presence in 64 countries, and provides cement and aggregates to serve the world’s demand for housing and infrastructure. Lafarge has substantially increased its cement production capacity in markets with growing demand, especially in the emerging markets. In 2011, approximately 60% of Lafarge’s sales came from outside of Europe and the United States. As Lafarge’s share price declined 25% in March and April due to concerns about slowing economic activity, we added to the Fund’s holding because of our view of its long-term attractiveness. In hindsight, this proved to be an opportune time to add—the shares subsequently

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

rebounded 22% and were up 26% year to date as of June 30. Given the significant volatility of the market, we recognize the shares could very well decline again, but we remain focused on the long term.

Philips Electronics, a 2.5% position in the Fund on June 30, is another European company where domicile belies exposure. Headquartered in the Netherlands, the company generates only 28% of its sales from Western Europe, while 33% of sales come from fast- growing emerging market economies. We increased the Fund’s investment in the company as the share price declined due to raw materials inflation, heavy investment in marketing and R&D, and restructuring charges that decreased profit margins in 2011. Despite these issues, we believe the stock presents an attractive long-term investment opportunity. Importantly, Philips has world-class franchises and is a global leader in health care, consumer, and lighting products. These businesses benefit from megatrends including health care quality and cost optimization, disposable income growth, and energy efficiency. Company management is addressing unsatisfactory profitability through a turnaround plan that involves exiting the volatile and commoditized TV business, enhancing accountability and incentive structures, and reducing overhead costs by roughly 20%, or 4–5% of sales. Philips’ strong balance sheet and the stock’s low valuation should serve to mitigate the downside.

Update on European Financials

A bank is inextricably linked to the health of its sovereign: a country’s credit rating, cost of funding, and economic growth all affect the asset quality and earnings potential of its banks. Accordingly, it is not surprising that European bank share prices have come under pressure. While we do not discount the difficult path ahead for Europe in terms of macroeconomic adjustment and restructuring, European bank valuations are low (60% of book value), and we believe that the companies the Fund is invested in are strong enough to survive the current difficulties and prosper when conditions improve. Extensive monitoring, review, and discussion of the Fund’s financial services holdings are a critical part of our investment process, given the wide range of possible outcomes to the Eurozone crisis. We have recently added to the Fund’s position in UniCredit (Italy) and initiated a position in Lloyds Banking Group (United Kingdom). The Fund continues to have limited direct exposure to the periphery (2.2%) within its overall exposure to developed Europe and United Kingdom Financials of 14.3%.

In January, we participated in UniCredit’s rights offering, which we believe places it among the more securely capitalized banks in Europe. On June 30, UniCredit (a 1.3% position in the Fund) was trading at only 26% of book value despite healthy capital ratios, tangible progress on restructuring Italian commercial banking, and improved access to liquidity, including participation in the European Central Bank’s Long-Term Refinancing Operation (LTRO). We recognize that UniCredit has substantial exposure to Italian sovereign risk and the Italian economy. Austerity measures are a strong economic headwind: Italy is experiencing a recession. However, UniCredit’s minority stakes in two strong and growing banks—Yapi Kredi (Turkey) and Bank Pekao (Poland)—account for almost half of its current market value, and the magnitude of the new capital raised is roughly half of its current market value. Thus, we believe there are meaningful pillars of valuation support.

Lloyds, a leading British bank, has a dominant franchise in mortgage and consumer lending with approximately 25% market share across most products and customer segments. The British government owns a roughly 40% stake from its support during the 2008 bank crisis. The British economy is currently experiencing negative economic growth and we believe this is weighing on the share price. In addition, Lloyds has losses from a legacy loan book that it acquired from HBOS plc in 2009. However, Lloyds has set aside substantial reserves against these potential losses, thus enabling it to shrink its loan books without further substantial reductions in the bank’s equity. Furthermore, Lloyds’ new management team has a broader plan to improve results and eventually return capital to shareholders. Lloyds trades at an attractive valuation—only 2.3% of assets and 54% of tangible book value as of June 30—and has a quality underlying core franchise. We believe that banking in the United Kingdom will remain profitable and Lloyds is well placed to benefit from an eventual economic recovery.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

IN CLOSING

We acknowledge the challenges that are creating a high degree of uncertainty and fear about the world economy. As a result, global equity markets are trading at compelling valuations. And yet, we note that most companies are better capitalized with stronger cash flows and lower cost structures today than five years ago. Thus, they have greater ability to withstand an uncertain environment and take actions to build long-term value. Markets could continue to be volatile over the short term, but we are enthusiastic about the long-term prospects for equities in general, and especially the holdings in the Fund.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Diana S. Strandberg, Senior Vice President

July 26, 2012

(a)	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the MSCI EAFE by 0.4 percentage points year to date.

Key Contributors to Relative Results

▪

The Fund’s holdings in the Financials sector (up 10% compared to up 7% for the MSCI EAFE sector), notably selected European and emerging market holdings, helped results. Sabanci Holding (up 49%), Kasikornbank (up 33%), Swiss Re (up 27%), and HSBC (up 18%) were especially strong.

▪

The Fund’s holdings in the Materials sector (up 14% compared to down 3% for the MSCI EAFE sector), especially the Fund’s holdings in the Construction Materials industry and underweight position in the Metals & Mining industry, aided results. Cemex (up 30%), Lafarge (up 26%), and Lanxess (up 23%) were notable.

▪	Additional contributors included Naspers (up 22%) and Bayer (up 15%).

Key Detractors from Relative Results

▪

The Fund’s overweight position and holdings in the Information Technology sector (down 14% compared to down 3% for the MSCI EAFE sector), one of the worst performing sectors of the market, hindered results. Nokia (down 56%), Hewlett-Packard (down 21%), and Nintendo (down 15%) were particularly weak.

▪	The Fund’s underweight position in the Consumer Staples sector, a stronger area of the market (up 6%), detracted from results.
▪	Additional detractors included Yamaha Motor (down 25%), Petrobras (down 21%), and Mitsubishi Electric (down 13%).

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Investment Policy Committee, which is the decision-making body for the International Stock Fund, is an nine-member committee with an average tenure at Dodge & Cox of 22 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2012

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	-15.71%	7.83%	-4.99%	8.10%
MSCI EAFE	-13.83	5.96	-6.10	5.14

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 22 developed market country indices, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI EAFE is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2012	Beginning Account Value 1/1/2012	Ending Account Value 6/30/2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,033.20	$3.24
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.68	3.22
*	Expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND INFORMATION	June 30, 2012

GENERAL INFORMATION
Net Asset Value Per Share	$30.21
Total Net Assets (billions)	$36.0
Expense Ratio	0.64%
Portfolio Turnover Rate (1/1/12 to 6/30/12, unannualized)	6%
30-Day SEC Yield(a)	2.47%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 22 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Stocks	91	919
Median Market Capitalization (billions)	$14	$6
Weighted Average Market Capitalization (billions)	$55	$47
Price-to-Earnings Ratio(b)	9.6x	10.5x
Countries Represented	25	22
Emerging Markets (Brazil, China, India, Indonesia, Mexico, South Africa, South Korea, Thailand, Turkey, United Arab Emirates)	19.5%	0.0%

TEN LARGEST HOLDINGS (%)(c)	Fund
Naspers, Ltd. (South Africa)	4.0
Roche Holding AG (Switzerland)	3.5
Sanofi (France)	3.5
GlaxoSmithKline PLC (United Kingdom)	3.2
Bayer AG (Germany)	3.1
Vodafone Group PLC (United Kingdom)	3.0
HSBC Holdings PLC (United Kingdom)	2.7
Novartis AG (Switzerland)	2.7
Lafarge SA (France)	2.7
Koninklijke Philips Electronics NV (Netherlands)	2.5

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(d)	Fund	MSCI EAFE
Europe (excluding United Kingdom)	43.4	40.7
United Kingdom	17.7	23.2
Japan	13.2	21.8
Africa/Middle East	7.0	0.6
Latin America	6.2	0.0
United States	5.5	0.0
Pacific (excluding Japan)	5.4	13.7

SECTOR DIVERSIFICATION (%)	Fund	MSCI EAFE
Financials	21.8	22.6
Health Care	16.0	10.1
Consumer Discretionary	13.6	10.6
Information Technology	11.8	4.5
Telecommunication Services	10.4	5.6
Industrials	8.6	12.5
Materials	7.2	9.6
Energy	6.3	8.4
Consumer Staples	2.7	11.9
Utilities	0.0	4.2

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The Fund may classify a company in a different category than the MSCI EAFE. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

COMMON STOCKS: 96.9%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 13.6%
AUTOMOBILES & COMPONENTS: 3.5%
Bayerische Motoren Werke AG (Germany)	6,201,400	$449,340,433
Honda Motor Co., Ltd. (Japan)	300,000	10,450,389
Honda Motor Co., Ltd. ADR (Japan)	6,758,400	234,246,144
Mahindra & Mahindra, Ltd. (India)	3,772,581	47,818,253
NGK Spark Plug Co., Ltd.(b) (Japan)	16,720,000	220,753,455
Yamaha Motor Co., Ltd.(b) (Japan)	30,430,000	290,312,374

		1,252,921,048
CONSUMER DURABLES & APPAREL: 1.9%
Corporacion Geo SAB de CV, Series B(a),(b) (Mexico)	50,305,400	56,604,276
LG Electronics, Inc. (South Korea)	3,417,487	184,365,673
Li Ning Co., Ltd.(a) (Cayman Islands/China)	51,843,900	29,201,703
Panasonic Corp. (Japan)	34,193,072	278,112,154
Sony Corp. (Japan)	9,934,000	141,366,873

		689,650,679
CONSUMER SERVICES: 0.4%
Accor SA (France)	4,958,051	156,102,705
MEDIA: 7.8%
Grupo Televisa SAB ADR (Mexico)	22,755,992	488,798,708
Liberty Global, Inc., Series A(a) (United States)	2,481,805	123,171,982
Liberty Global, Inc., Series C(a) (United States)	3,274,971	156,379,865
Naspers, Ltd.(b) (South Africa)	26,910,895	1,439,097,104
News Corp., Class A (United States)	15,512,792	345,780,134
Television Broadcasts, Ltd.(b) (Hong Kong)	35,515,100	247,715,537

		2,800,943,330

		4,899,617,762
CONSUMER STAPLES: 2.7%
FOOD, BEVERAGE & TOBACCO: 2.6%
Anadolu Efes Biracilik ve Malt Sanayii AS(b) (Turkey)	24,488,440	314,041,610
Diageo PLC ADR (United Kingdom)	1,901,000	195,936,070
Unilever PLC (United Kingdom)	12,250,000	411,712,334

		921,690,014
HOUSEHOLD & PERSONAL PRODUCTS: 0.1%
Aderans Co., Ltd.(a),(b) (Japan)	2,963,200	36,302,726

		957,992,740
ENERGY: 4.8%
Royal Dutch Shell PLC ADR (United Kingdom)	11,283,082	760,818,219
Schlumberger, Ltd. (Curacao/United States)	11,052,217	717,399,406
Total SA (France)	5,868,600	264,844,851

		1,743,062,476

	SHARES	VALUE
FINANCIALS: 21.8%
BANKS: 12.9%
Banco Santander SA (Spain)	46,855,413	$312,937,270
Barclays PLC (United Kingdom)	253,545,898	649,024,892
Erste Group Bank AG(a) (Austria)	3,700,000	70,342,047
Grupo Financiero Banorte SAB de CV (Mexico)	26,928,000	139,164,773
HSBC Holdings PLC (United Kingdom)	111,154,921	980,102,546
ICICI Bank, Ltd. (India)	3,718,675	59,804,531
Kasikornbank PCL Foreign (Thailand)	86,212,627	450,345,270
Lloyds Banking Group PLC(a) (United Kingdom)	166,363,115	81,829,044
Mitsubishi UFJ Financial Group, Inc. (Japan)	58,099,900	278,054,015
Standard Bank Group, Ltd. (South Africa)	25,379,417	344,302,608
Standard Chartered PLC (United Kingdom)	23,852,887	520,013,020
UniCredit SPA(a) (Italy)	121,151,788	459,075,497
Yapi ve Kredi Bankasi AS(a) (Turkey)	155,779,068	320,696,945

		4,665,692,458
DIVERSIFIED FINANCIALS: 3.2%
Credit Suisse Group AG (Switzerland)	35,633,520	650,980,842
Deutsche Boerse AG (Germany)	2,943,627	158,874,083
Haci Omer Sabanci Holding AS (Turkey)	83,789,354	353,442,306

		1,163,297,231
INSURANCE: 4.1%
AEGON NV (Netherlands)	85,425,668	397,920,122
Dai-ichi Life Insurance Co., Ltd. (Japan)	152,693	176,879,094
Swiss Life Holding AG (Switzerland)	1,520,000	143,434,291
Swiss Re AG (Switzerland)	11,891,868	747,081,039

		1,465,314,546
REAL ESTATE: 1.6%
BR Malls Participacoes SA (Brazil)	16,389,100	187,677,023
Hang Lung Group, Ltd. (Hong Kong)	51,625,500	318,170,433
Hang Lung Properties, Ltd. (Hong Kong)	19,964,000	67,958,110

		573,805,566

		7,868,109,801
HEALTH CARE: 16.0%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 16.0%
Bayer AG (Germany)	15,705,350	1,132,491,120
GlaxoSmithKline PLC (United Kingdom)	10,770,000	244,218,877

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

COMMON STOCKS (continued)

	SHARES	VALUE
GlaxoSmithKline PLC ADR (United Kingdom)	19,853,749	$904,735,342
Novartis AG (Switzerland)	1,100,000	61,357,941
Novartis AG ADR (Switzerland)	16,305,000	911,449,500
Roche Holding AG (Switzerland)	7,370,400	1,272,333,216
Sanofi (France)	16,454,120	1,247,733,210

		5,774,319,206
INDUSTRIALS: 8.6%
CAPITAL GOODS: 8.3%
Koninklijke Philips Electronics NV (Netherlands)	45,710,796	903,866,691
Mitsubishi Electric Corp. (Japan)	99,089,800	825,868,354
Nexans SA (France)	1,391,332	54,015,986
Nidec Corp. (Japan)	4,037,500	306,181,906
Schneider Electric SA (France)	9,334,546	520,108,731
Tyco International, Ltd. (Switzerland)	5,358,920	283,218,922
Wienerberger AG(b) (Austria)	11,254,341	105,859,542

		2,999,120,132
COMMERICAL & PROFESSIONAL SERVICES: 0.1%
Experian PLC (Jersey/United Kingdom)	1,420,765	20,069,980
TRANSPORTATION: 0.2%
DP World, Ltd. (United Arab Emirates)	5,585,044	58,642,962
TNT Express NV (Netherlands)	1,406,099	16,448,386

		75,091,348

		3,094,281,460
INFORMATION TECHNOLOGY: 11.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.2%
Infineon Technologies AG(b) (Germany)	62,501,536	423,788,449
SOFTWARE & SERVICES: 1.7%
Amdocs, Ltd.(a) (Guernsey/United States)	4,342,120	129,047,806
Nintendo Co., Ltd. (Japan)	4,203,000	490,423,350

		619,471,156
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.9%
Brother Industries, Ltd.(b) (Japan)	22,885,100	261,910,411
Fujifilm Holdings Corp. (Japan)	10,544,400	199,345,536
Fujitsu, Ltd. (Japan)	100,723,000	482,634,477
Hewlett-Packard Co. (United States)	25,580,000	514,413,800
Kyocera Corp. (Japan)	6,094,800	526,268,052
Nokia Oyj (Finland)	136,229,200	280,637,648
TE Connectivity, Ltd. (Switzerland)	12,270,462	391,550,442
Telefonaktiebolaget LM Ericsson (Sweden)	61,122,200	557,735,231

		3,214,495,597

		4,257,755,202

	SHARES	VALUE
MATERIALS: 7.2%
Akzo Nobel NV (Netherlands)	4,252,343	$200,029,918
BHP Billiton PLC (United Kingdom)	18,501,354	528,332,939
Cemex SAB de CV ADR(a) (Mexico)	35,465,789	238,684,760
Duratex SA (Brazil)	16,460,246	87,115,964
Lafarge SA(b) (France)	21,544,291	964,219,992
Lanxess AG(b) (Germany)	4,499,784	283,840,987
Linde AG (Germany)	820,205	127,753,462
Norsk Hydro ASA (Norway)	34,026,190	153,567,858

		2,583,545,880
TELECOMMUNICATION SERVICES: 10.4%
America Movil SAB de CV, Series L (Mexico)	382,200,000	499,679,003
Bharti Airtel, Ltd. (India)	17,543,387	96,611,485
Millicom International Cellular SA SDR (Luxembourg)	2,977,494	280,920,090
MTN Group, Ltd. (South Africa)	39,020,300	674,495,461
PT Telekomunikasi Indonesia TBK ADR (Indonesia)	12,543,478	436,889,339
Telecom Italia SPA (Italy)	201,500,000	198,565,482
Telecom Italia SPA-RSP (Italy)	189,023,245	152,050,181
Telefonica SA (Spain)	14,709,363	194,061,055
Telekom Austria AG (Austria)	12,767,576	125,497,312
Vodafone Group PLC (United Kingdom)	387,750,000	1,089,436,321

		3,748,205,729

TOTAL COMMON STOCKS (Cost $40,424,245,578)		$34,926,890,256

PREFERRED STOCKS: 1.5%
ENERGY: 1.5%
Petroleo Brasileiro SA ADR (Brazil)	16,066,000	291,437,240
Ultrapar Participacoes SA ADR (Brazil)	10,579,328	239,939,159

TOTAL PREFERRED STOCKS (Cost $348,144,809)		$531,376,399

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

SHORT-TERM INVESTMENTS: 1.2%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$34,766,462	$34,766,462
REPURCHASE AGREEMENT: 1.1%
Fixed Income Clearing Corporation(c) 0.11%, 7/2/12, maturity value $382,032,502	382,029,000	$382,029,000

TOTAL SHORT-TERM INVESTMENTS (Cost $416,795,462)		$416,795,462

TOTAL INVESTMENTS (Cost $41,189,185,849)	99.6%	35,875,062,117
OTHER ASSETS LESS LIABILITIES	0.4%	149,578,851

NET ASSETS	100.0%	$36,024,640,968

(a)	Non-income producing
(b)	See Note 8 regarding holdings of 5% voting securities
(c)

Repurchase agreement is collateralized by Federal Farm Credit Bank 1.32%, 12/7/17; Federal Home Loan Bank 4.183%, 6/27/18; and Freddie Mac 1.00%-3.00%, 5/12/17-1/17/19. Total collateral value is $389,670,559.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

Forward Foreign Currency Contracts

As of June 30, 2012, open forward foreign currency contracts are summarized as follows:

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation (Depreciation)
Contracts to sell Japanese Yen:
UBS	7/25/2012	250,375,871	20,400,000,000	$(4,911,606)
Deutsche Bank	8/1/2012	250,394,371	20,000,000,000	87,528
Barclays	9/5/2012	249,086,682	19,500,000,000	4,924,949
Contracts to sell Swiss Franc:
Citibank	8/15/2012	92,792,404	86,000,000	2,091,967
HSBC	8/22/2012	91,443,640	86,000,000	726,251

				$2,919,089

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)
June 30, 2012
ASSETS:
Investments, at value
Unaffiliated issuers (cost $36,765,727,520)	$31,544,657,264
Affiliated issuers (cost $4,423,458,329)	4,330,404,853

35,875,062,117
Cash denominated in foreign currency (cost $35,120,667)	35,012,375
Receivable for investments sold	73,924,862
Receivable for foreign currency contracts closed	9,604,437
Unrealized appreciation on foreign currency contracts	7,830,695
Receivable for Fund shares sold	88,827,550
Dividends and interest receivable	130,504,199
Prepaid expenses and other assets	192,308

36,220,958,543

LIABILITIES:
Payable for investments purchased	76,655,257
Unrealized depreciation on foreign currency contracts	4,911,606
Payable for Fund shares redeemed	53,088,894
Management fees payable	17,132,023
Accrued foreign capital gain tax	41,522,738
Accrued expenses	3,007,057

196,317,575

NET ASSETS	$36,024,640,968

NET ASSETS CONSIST OF:
Paid in capital	$47,894,312,056
Undistributed net investment income	709,837,358
Accumulated net realized loss	(7,225,116,662)
Net unrealized depreciation (net of accrued foreign capital gain tax of $41,522,738)	(5,354,391,784)

$36,024,640,968

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,192,350,319
Net asset value per share	$30.21

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2012
INVESTMENT INCOME:
Dividends (net of foreign taxes of $67,908,456)
Unaffiliated issuers	$792,606,684
Affiliated issuers	34,329,584
Interest	101,939

827,038,207

EXPENSES:
Management fees	112,721,279
Custody and fund accounting fees	2,541,289
Transfer agent fees	3,268,887
Professional services	138,111
Shareholder reports	638,063
Registration fees	168,977
Trustees’ fees	98,800
Miscellaneous	881,268

120,456,674

NET INVESTMENT INCOME	706,581,533

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (net of foreign taxes of $1,835,299)
Investments in unaffiliated issuers	560,843,519
Investments in affiliated issuers	46,957,697
Foreign currency transactions	16,549,176
Net change in unrealized appreciation/depreciation
Investments (including net increase in accrued foreign capital gain tax of $14,999,664)	(145,241,220)
Foreign currency transactions	(10,862,771)

Net realized and unrealized gain	468,246,401

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,174,827,934

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income	$706,581,533	$942,899,856
Net realized gain	624,350,392	1,191,103,633
Net change in unrealized appreciation/depreciation	(156,103,991)	(9,288,886,801)

	1,174,827,934	(7,154,883,312)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(922,003,327)
Net realized gain	—	—

Total distributions	—	(922,003,327)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	3,241,146,326	8,672,373,099
Reinvestment of distributions	—	791,899,770
Cost of shares redeemed	(4,314,862,748)	(8,870,305,644)

Net decrease from Fund share transactions	(1,073,716,422)	593,967,225

Total increase (decrease) in net assets	101,111,512	(7,482,919,414)

NET ASSETS:
Beginning of period	35,923,529,456	43,406,448,870

End of period (including undistributed net investment income of $709,837,358 and $3,255,825, respectively)	$36,024,640,968	$35,923,529,456

SHARE INFORMATION:
Shares sold	104,116,039	255,279,422
Distributions reinvested	—	27,372,961
Shares redeemed	(140,370,833)	(269,547,993)

Net increase (decrease) in shares outstanding	(36,254,794)	13,104,390

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value per share (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. Because trading in securities on most non-U.S. exchanges is normally completed before the close of the NYSE, the value of foreign securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions. The Fund endeavors to record foreign taxes based on applicable foreign tax law.

Forward foreign currency contracts A forward foreign currency contract represents an obligation to purchase or sell a specific foreign currency at a future date and at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

During the period, the Fund maintained foreign currency contracts to hedge foreign currency risks associated with portfolio investments denominated in Japanese Yen and Swiss Francs. These forward foreign currency contracts had U.S. dollar total values ranging from 1% to 3% of net assets.

Foreign currency translation The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions include the following: holding/disposing of foreign currency and forward foreign currency contracts, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2012:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$1,404,981,109	$3,494,636,653
Consumer Staples	195,936,070	762,056,670
Energy	1,478,217,625	264,844,851
Financials	326,841,796	7,541,268,005
Health Care	1,816,184,842	3,958,134,364
Industrials	341,861,884	2,752,419,576
Information Technology	1,035,012,048	3,222,743,154
Materials	325,800,724	2,257,745,156
Telecommunication Services	936,568,342	2,811,637,387
Utilities	—	—
Preferred Stocks
Energy	531,376,399	—
Short-term Investments
Money Market Fund	34,766,462	—
Repurchase Agreement	—	382,029,000

Total Securities	$8,427,547,301	$27,447,514,816
Other Financial Instruments
Forward Foreign Currency Contracts	$—	$2,919,089	(b)

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at June 30, 2012, and December 31, 2011, and there were no transfers to Level 3 during the period.

(b)	Represents net unrealized appreciation on forward foreign currency contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, foreign capital gain taxes, and foreign currency realized gain (loss). At June 30, 2012, the cost of investments for federal income tax purposes was $41,303,856,438.

PAGE 13 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions during the six months ended June 30, 2012, and for the year ended December 31, 2011, were characterized as follows for federal income tax purposes.

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Ordinary income	—	$922,003,327
		($0.759 per share)

Long-term capital gain	—	—

At June 30, 2012, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$3,809,626,016
Unrealized depreciation	(9,279,943,075)

Net unrealized depreciation	(5,470,317,059)
Undistributed ordinary income	709,837,358
Accumulated capital gain(a)	610,216,186
Capital loss carryforward(b)	(7,720,662,259)
(a)	Represents capital gain realized for tax purposes during the period from January 1, 2012, to June 30, 2012.
(b)

Represents accumulated capital loss as of December 31, 2011, which may be carried forward to offset future capital gains. During 2011, the Fund utilized $1,217,149,762 of the carryforward. If not utilized, the capital loss carryforward expires as follows:

Expiring in 2017	$6,600,542,030
Expiring in 2018	1,120,120,229

$7,720,662,259

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. (The Fund had net capital gains in 2011.)

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2012, amounted to $82,196 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2012, purchases and sales of securities, other than short-term securities, aggregated $2,117,205,078 and $2,708,848,967 respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2012, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2012. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
Aderans Co., Ltd (Japan)	3,417,400	—	(454,200)	2,963,200	—	(b)	36,302,726
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	25,888,440	—	(1,400,000)	24,488,440	5,154,851		—	(c)
Brother Industries, Ltd. (Japan)	22,885,100	—	—	22,885,100	3,082,838		261,910,411
Corporacion Geo SAB de CV, Series B (Mexico)	50,305,400	—	—	50,305,400	—	(b)	56,604,276
Infineon Technologies AG (Germany)	62,194,266	1,213,080	(905,810)	62,501,536	9,791,494		423,788,449
Lafarge SA (France)	16,454,291	5,090,000	—	21,544,291	—		964,219,992
Lanxess AG (Germany)	4,839,784	—	(340,000)	4,499,784	4,455,200		283,840,987
Naspers, Ltd. (South Africa)	27,360,895	—	(450,000)	26,910,895	—		1,439,097,104
NGK Spark Plug Co., Ltd. (Japan)	16,720,000	—	—	16,720,000	2,064,646		220,753,455
Television Broadcasts, Ltd. (Hong Kong)	35,625,100	—	(110,000)	35,515,100	8,002,862		247,715,537
Wienerberger AG (Austria)	11,254,341	—	—	11,254,341	1,466,497		105,859,542
Yamaha Motor Co., Ltd. (Japan)	27,230,000	3,200,000	—	30,430,000	311,196		290,312,374

					$34,329,584		$4,330,404,853

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end

PAGE 15 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2012(a)		2011	2010	2009	2008	2007

Net asset value, beginning of period	$29.24		$35.71	$31.85	$21.90	$46.02	$43.66
Income from investment operations:
Net investment income	0.58		0.78	0.51	0.41	0.97	1.25
Net realized and unrealized gain (loss)	0.39		(6.49)	3.85	9.98	(22.57)	3.87

Total from investment operations	0.97		(5.71)	4.36	10.39	(21.60)	5.12

Distributions to shareholders from:
Net investment income	—		(0.76)	(0.50)	(0.44)	(0.94)	(1.26)
Net realized gain	—		—	—	—	(1.58)	(1.50)

Total distributions	—		(0.76)	(0.50)	(0.44)	(2.52)	(2.76)

Net asset value, end of period	$30.21		$29.24	$35.71	$31.85	$21.90	$46.02

Total return	3.32%		(15.97)%	13.69%	47.46%	(46.68)%	11.71%
Ratios/supplemental data:
Net assets, end of period (millions)	$36,025		$35,924	$43,406	$36,748	$25,020	$53,479
Ratio of expenses to average net assets	0.64	%(b)	0.64%	0.65%	0.65%	0.64%	0.65%
Ratio of net investment income to average net assets	3.76	%(b)	2.23%	1.58%	1.58%	2.37%	3.11%
Portfolio turnover rate	6%		16%	15%	21%	35%	16%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 16

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 17 ▪ DODGE & COX INTERNATIONAL STOCK FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 18

TRUSTEES AND EXECUTIVE OFFICERS

Kenneth E. Olivier, Chairman, President, and Trustee

Chairman and Chief Executive Officer, Dodge & Cox

Dana M. Emery, Senior Vice President and Trustee

Co-President and Director of Fixed Income, Dodge & Cox

John A. Gunn, Trustee

Chairman Emeritus, Dodge & Cox

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Charles F. Pohl, Senior Vice President

Co-President and Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 19 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2012, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/12 BF SAR       Printed on recycled paper

2012

Semi-Annual Report

June 30, 2012

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 8.4% for the six months ended June 30, 2012, compared to 6.7% for the Combined Index(a) (a 60/40 blend of stocks and fixed income securities). On June 30, the Fund’s net assets of $12.1 billion were invested in 74.2% common stocks, 22.9% fixed income securities, and 2.9% cash.

MARKET COMMENTARY

After a strong first quarter in which the S&P 500 rose 12.6%, the market fell 2.8% during the second quarter and ended the first half of 2012 up 9.5%. Market returns during the second quarter were characterized by an increase in volatility, as macroeconomic concerns continued to weigh heavily on investors. Although first quarter estimated GDP growth was revised down to 1.9%, the modest U.S. economic recovery continued. Reported unemployment declined to 8.2%, inflation and interest rates remained low, consumer credit expanded, home prices rose, and residential real estate began to show signs of recovery. In Europe, the economic outlook deteriorated and concerns about the periphery reemerged (e.g., Spanish banks requiring significant recapitalization and Greece’s fiscal and political problems worsening). This backdrop produced a risk-averse market environment reflected by the 10-year U.S. Treasury yield declining to an all-time low of 1.5% on June 1.

In fixed income, investment-grade corporate bonds returned 4.7%(b) in the first half, outperforming comparable-duration(c) Treasuries by 2.6 percentage points. Financials generated a 7.1% total return, the highest corporate sector return on an absolute and relative basis. Despite the macroeconomic challenges referenced above, corporate balance sheets and credit fundamentals remained strong. Agency-guaranteed(d) mortgage-backed securities (Agency MBS) registered a 1.7% total return, moderately outperforming comparable short-duration Treasuries. Intermediate and long-term Treasury rates declined during the first half of 2012 and the associated price gains drove the sector’s 1.5% total return.

INVESTMENT STRATEGY

We continue to set the Fund’s asset allocation based on our three- to five-year outlook for the Fund’s equity and fixed income holdings. We find equity valuations to be attractive. On June 30, the S&P 500 was trading at 13 times forward(e) earnings, which is an advantageous starting point for future equity returns. Accordingly, the Fund maintains a high weighting in equities.

We believe that prospective fixed income returns are less attractive than equities due to exceptionally low current interest rates. The yield of the BCAG and the Treasury sector both reached record lows in June of 1.9% and 0.8%, respectively. At the same time, the duration of the BCAG is above its historical average. For these reasons, we believe that a low weighting in fixed income and a shorter duration profile is appropriate, given the prospects for higher inflation in the future. The Fund’s 22.9% weighting in fixed income securities with a portfolio duration that is 71% of the BCAG’s (3.6 years versus 5.1 years) reflects this view.

Equity Strategy

Despite the current turmoil, we are confident in our longstanding approach to investing, which emphasizes bottom-up stock selection with a focus on intensive fundamental analysis. Over time, we have built sizeable positions in established franchises at attractive valuations. Here is an assessment of four of the equity portfolio’s largest holdings, two of which have helped the six-month results, and two of which have hurt.(f)

Wells Fargo (4.6% of the equity portfolio on June 30) and Comcast (4.3%) helped the portfolio’s results in the first half of the year. Although investors’ fears negatively impacted many financial services firms with capital market operations, well-run banks such as Wells Fargo have proved more resilient. Wells Fargo, the second largest U.S. bank by deposits, ended the first half of the year up 23% while Comcast rose 36%. The Fund has held Comcast in the equity portfolio since 2002 and in the fixed income portfolio since 2003. We continue to be optimistic about Comcast’s prospects. It is the largest pay-television and residential broadband service provider in the United States and operates a strong portfolio of

PAGE 1 ▪ DODGE & COX BALANCED FUND

cable networks. Over the past four years, Comcast has generated consistent free cash flow growth; on June 30, it traded at an enterprise value of 6.6 times estimated 2013 EBITDA.(g)

Hewlett-Packard (3.5% of the equity portfolio on June 30) and Novartis (2.5%) both hurt relative results in the first half of the year. Hewlett-Packard, down 21% year to date, has been one of the portfolio’s largest equity holdings for the past several years. The company has struggled recently with management changes, acquisition integrations, and disappointing earnings. Despite these concerns, we have confidence in the company’s prospects due to its durable business franchises (such as printers and servers), its attractive valuation (trading at 0.3 times sales and 4.7 times forward earnings on June 30), a management team led by new CEO Meg Whitman, and its scale advantages as one of the largest technology companies in the world. Novartis, a Swiss pharmaceutical manufacturer whose return was 2% year to date, has seen its stock price impacted by Eurozone concerns over the past several years. We note, though, that less than half of its revenues are from Europe, and the valuation appears compelling (trading at 2.3 times sales and 9.6 times forward earnings on June 30).

Fixed Income Strategy

In the fixed income markets there are many, and at times quite significant, pricing inefficiencies affecting individual issuers, securities, and sectors, often due to short-term factors. When our research-informed view diverges from the market consensus, we find investment opportunities. Based on this research effort and changes in market valuations, we made several changes to the fixed income portfolio’s positioning year-to-date.

We meaningfully reduced the Agency MBS weighting to 33% of the fixed income portfolio (versus 31% for the BCAG), down from 42% at year end, due to heightened prepayment concerns. We increased the portfolio’s Corporate sector allocation by roughly 4 percentage points to 54% (versus 21% for the BCAG) as corporate spreads remain elevated. On June 30, U.S. Treasuries comprised 4% of the fixed income portfolio

(versus 36% for the BCAG), a significant underweight position.

Corporates. Corporate fundamentals remain strong (e.g., high cash positions plus solid cash flow relative to debt burden at industrial companies and strong capital positions at banks), and yield premiums are attractive relative to investment alternatives. We made a number of U.S. dollar-denominated investments in the debt of non-U.S. companies that we believe have attractive long-term total return prospects. As with all of the corporate fixed income investments in the portfolio, these recent additions followed an in-depth research process conducted by our experienced team of industry and credit analysts who cover companies on a global basis. We continue to maintain a low direct and indirect exposure to peripheral Europe, with no investments in European sovereign debt, due to our concerns about economic growth and longer-term structural issues in the Eurozone.

Within Europe, we purchased the senior unsecured debt of Lloyds TSB Bank (Lloyds). Lloyds is a leading British bank with a dominant retail franchise in mortgage and consumer lending and is approximately 40% owned by the British government. Since 2009, Lloyds has made substantial progress reducing its non-core asset base, decreasing its reliance on wholesale funding, and increasing its common equity and liquidity. Risks confronting Lloyds include lackluster growth in the British economy, substantial loan losses from a legacy loan book that it acquired from HBOS plc in 2009, and banking reform legislation pending in the House of Commons.

In Asia, we initiated a position in the Export-Import Bank of Korea (KEXIM). KEXIM is South Korea’s official export credit agency and benefits from a legal duty of the Korean government to maintain its net worth. Key credit positives include the prospects for continued Korean economic growth, KEXIM’s high quality asset base, and the importance of KEXIM to the export-intensive Korean economy. Some potential risks include the integrity of the implied sovereign guarantee, a substantial reliance on wholesale funding markets, political risk associated with North Korea, and a number of large single-name loan exposures in the shipbuilding industry.

Agency MBS. The portfolio’s MBS holdings were 33% of the fixed income portfolio at June 30. Recent changes in government policy have increased the

DODGE & COX BALANCED FUND ▪ PAGE 2

refinancing options for homeowners. HARP 2.0, which became effective in December 2011, removed the loan-to-value cap on eligible loans, relaxed appraisal requirements, and provided financial incentives to mortgage servicers to facilitate refinancing. These changes resulted in increased prepayments beginning in March 2012, especially for mortgages originated in 2006–2008. Given the high average dollar price of the MBS portfolio, $111.29 at June 30, higher prepayments at par ($100) are a significant risk. As a result, we have reduced the portfolio’s exposure to the MBS that we believe are most susceptible to HARP 2.0 refinancing, lowering the overall Agency MBS weighting significantly in the process.

IN CLOSING

Despite slowing economic conditions worldwide and mixed recent economic data in the United States, we remain optimistic about the long-term opportunities for equities. Valuations have been pushed to low levels, reflecting investors’ low expectations and risk aversion. Earnings growth has remained positive, and consumer activity has improved, fueled by low inflation and interest rates and declining oil prices. We believe that the combination of low valuations and optimism about future growth creates opportunities for patient, long-term investors. The Fund’s high allocation to equities reflects this viewpoint.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Dana M. Emery, Senior Vice President

July 26, 2012

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the Standard & Poor’s 500 Index (S&P 500), which is market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays Capital U.S. Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities.

(b)	Sector returns as calculated and reported by Barclays Capital.
(c)	Duration is the measure of a bond’s (or bond portfolio’s) price sensitivity to changes in interest rates.
(d)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(e)	Forward estimates are from third-party sources.
(f)	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.
(g)

EBITDA is earnings before interest, taxes, depreciation, and amortization. Enterprise value is a measure of a company’s firm value and is generally calculated as the sum of a company’s market capitalization and debt minus its cash.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX BALANCED FUND

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the Combined Index by 1.7 percentage points year to date. The Fund’s higher allocation to equities helped, as equities outperformed bonds.

EQUITY PORTFOLIO

▪	Returns from Financials (up 20% versus up 14% for the S&P 500 sector) contributed. Bank of America (up 48%), Capital One (up 30%), and Wells Fargo (up 23%) were strong performers.
▪

Consumer Discretionary returns (up 18% versus up 13% for the S&P 500 sector), in combination with a higher average weighting (16% versus 11%), had a positive impact. Comcast (up 36%) and News Corp. (up 25%) helped.

▪	Additional contributors included eBay (up 39%), Microsoft (up 19%), and General Electric (up 18%).
▪	Weak relative Information Technology returns (up 3% versus up 13% for the S&P 500 sector) hurt results. Nokia (down 55%) and Hewlett-Packard (down 21%) were significant detractors.
▪	Weak relative returns in Health Care (up 7% versus up 11% for the S&P 500 sector), combined with a higher average weighting (20% versus 12%), detracted.
▪	Additional detractors included Celanese (down 22%), Sony (down 21%), and Baker Hughes (down 15%).

FIXED INCOME PORTFOLIO

▪

The portfolio’s significant overweight to corporate bonds (49% versus 20% for the BCAG)(a) added to returns, given the outperformance of this sector. The portfolio’s overweight to Financial Institutions (roughly three times the BCAG weighting) provided an additional benefit, as this sub-sector fared the best.

▪	Many of the portfolio’s financial and lower-rated corporate holdings performed well, including AIG, Bank of America, Royal Bank of Scotland, Sprint, and Telecom Italia.
▪	The portfolio’s Agency MBS (42% versus 32% for the BCAG) outperformed comparable-duration alternatives.
▪	The portfolio’s nominal yield advantage was a positive factor.
▪	The portfolio’s shorter relative duration (roughly 73% of the BCAG’s duration) detracted from returns as intermediate and long-term Treasury rates declined.

(a)	Weights used in this section denote positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the equity portion of the Balanced Fund, is a nine-member committee with an average tenure at Dodge & Cox of 27 years. The Fixed Income Investment Policy Committee, which is the decision-making body for the Fixed Income portion of the Balanced Fund, is a ten-member committee with an average tenure of 17 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX BALANCED FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2012

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	.92%	-.30%	5.57%	9.24%
Combined Index(a)	6.68	3.26	5.79	7.90
S&P 500	5.44	.22	5.33	8.34
Barclays Capital Aggregate Bond Index (BCAG)	7.48	6.80	5.64	6.49

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc. Barclays Capital® is a trademark of Barclays PLC.

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays Capital U.S. Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2012	Beginning Account Value 1/1/2012	Ending Account Value 6/30/2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,083.80	$2.77
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.21	2.69
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX BALANCED FUND

FUND INFORMATION	June 30, 2012

GENERAL INFORMATION
Net Asset Value Per Share	$72.18
Total Net Assets (billions)	$12.1
30-Day SEC Yield(a)	2.08%
Expense Ratio	0.53%
Portfolio Turnover Rate (1/1/12 to 6/30/12, unannualized)	6%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 27 years, and by the Fixed Income Investment Policy Committee, whose ten members’ average tenure is 17 years.

STOCK PORTFOLIO (74.2%)	Fund
Number of Stocks	74
Median Market Capitalization (billions)	$20
Price-to-Earnings Ratio(b)	10.3x
Foreign Stocks not in the S&P 500(c)	12.1%

SECTOR DIVERSIFICATION (%) (FIVE LARGEST)
Financials	15.8
Information Technology	15.4
Health Care	14.5
Consumer Discretionary	11.7
Industrials	5.5

TEN LARGEST STOCKS (%)(d)
Wells Fargo & Co.	3.4
Capital One Financial Corp.	3.3
Comcast Corp.	3.2
Merck & Co., Inc.	2.6
Hewlett-Packard Co.	2.6
General Electric Co.	2.5
Time Warner, Inc.	2.3
Microsoft Corp.	2.1
Sanofi (France)	2.1
GlaxoSmithKline PLC (United Kingdom)	2.0

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (22.9%)	Fund
Number of Fixed Income Securities	255
Effective Maturity (years)(e)	8.0
Effective Duration (years)(f)	3.6

SECTOR DIVERSIFICATION (%)
U.S. Treasury(e)	0.9
Government-Related	2.2
Mortgage-Related	7.5
Corporate	12.3
Asset-Backed	0.0

CREDIT QUALITY (%)(g)
U.S. Government & U.S. Agency/MBS(e)	8.8
Aaa	0.0
Aa	1.1
A	3.5
Baa	6.7
Ba	1.4
B	1.4
Caa	0.0
Ca	0.0
C	0.0

FIVE LARGEST CORPORATE ISSUERS (%)(d)
Bank of America Corp.	0.8
Macy’s, Inc.	0.6
Citigroup, Inc.	0.6
Burlington Northern Santa Fe Corp.	0.5
Dow Chemical Co.	0.5

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)

Data as presented excludes the effect of the Fund’s short position in 10-year Treasury futures contracts (notional value = 4.7% of the Fund’s net assets). If the Fund’s exposure to Treasury futures contracts had been included, the effective maturity would be 1.4 years lower.

(f)	Data as presented includes the effect of Treasury futures contracts.
(g)

The Fund’s credit quality distribution is calculated using ratings from Moody’s Investor Services. If no Moody’s rating is available, the lower of the Standard & Poor’s or Fitch rating is used. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

DODGE & COX BALANCED FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

COMMON STOCKS: 74.2%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 11.7%
CONSUMER DURABLES & APPAREL: 0.7%
Panasonic Corp. ADR(b) (Japan)	3,978,128	$32,222,837
Sony Corp. ADR(b) (Japan)	3,770,225	53,688,004

		85,910,841
MEDIA: 9.5%
Comcast Corp., Class A	11,998,274	383,584,820
DISH Network Corp., Class A(a)	1,733,682	49,496,621
Liberty Global, Inc., Series A(a)	158,521	7,867,397
Liberty Global, Inc., Series C(a)	232,368	11,095,572
McGraw-Hill Companies, Inc.	1,055,337	47,490,165
News Corp., Class A	9,475,200	211,202,208
Time Warner Cable, Inc.	1,988,883	163,287,294
Time Warner, Inc.	7,128,466	274,445,941

		1,148,470,018
RETAILING: 1.5%
CarMax, Inc.(a)	901,000	23,371,940
Home Depot, Inc.	830,992	44,034,266
J. C. Penney Co., Inc.(a)	1,850,000	43,123,500
Liberty Interactive, Series A(a)	4,009,650	71,331,674

		181,861,380

		1,416,242,239
CONSUMER STAPLES: 1.6%
FOOD & STAPLES RETAILING: 1.2%
Wal-Mart Stores, Inc.	2,131,900	148,636,068

FOOD, BEVERAGE & TOBACCO: 0.4%
Unilever PLC ADR(b) (United Kingdom)	1,487,400	50,170,002

		198,806,070
ENERGY: 5.3%
Baker Hughes, Inc.	3,462,079	142,291,447
Chevron Corp.	878,579	92,690,084
Occidental Petroleum Corp.	2,189,600	187,801,992
Schlumberger, Ltd.(b) (Curacao/United States)	3,488,221	226,420,425

		649,203,948
FINANCIALS: 15.8%
BANKS: 5.2%
BB&T Corp.	2,704,584	83,436,416
HSBC Holdings PLC ADR(b) (United Kingdom)	1,470,561	64,895,857
SunTrust Banks, Inc.	2,754,490	66,741,293
Wells Fargo & Co.	12,356,906	413,214,937

		628,288,503
DIVERSIFIED FINANCIALS: 9.6%
Bank of America Corp.	20,385,600	166,754,208
Bank of New York Mellon Corp.	9,039,800	198,423,610
Capital One Financial Corp.	7,452,659	407,362,341
Charles Schwab Corp.	11,799,900	152,572,707

	SHARES	VALUE
Credit Suisse Group AG ADR(b) (Switzerland)	3,029,968	$55,539,314
Goldman Sachs Group, Inc.	1,750,000	167,755,000
JPMorgan Chase & Co.	300,000	10,719,000
Legg Mason, Inc.	364,290	9,606,327

		1,168,732,507
INSURANCE: 1.0%
AEGON NV (b) (Netherlands)	16,296,973	75,292,015
Genworth Financial, Inc., Class A(a)	6,904,200	39,077,772

		114,369,787

		1,911,390,797
HEALTH CARE: 14.5%
HEALTH CARE EQUIPMENT & SERVICES: 1.2%
Boston Scientific Corp. (a)	16,838,300	95,473,161
Medtronic, Inc.	1,410,200	54,617,046

		150,090,207
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 13.3%
Amgen, Inc.	2,170,300	158,518,712
GlaxoSmithKline PLC ADR(b) (United Kingdom)	5,150,600	234,712,842
Merck & Co., Inc.	7,570,975	316,088,206
Novartis AG ADR(b) (Switzerland)	3,980,000	222,482,000
Pfizer, Inc.	10,071,217	231,637,991
Roche Holding AG ADR(b) (Switzerland)	4,340,000	187,574,800
Sanofi ADR(b) (France)	6,755,165	255,210,134

		1,606,224,685

		1,756,314,892
INDUSTRIALS: 5.5%
CAPITAL GOODS: 3.7%
General Electric Co.	14,814,600	308,736,264
Koninklijke Philips Electronics NV(b) (Netherlands)	3,370,995	66,307,472
Tyco International, Ltd.(b) (Switzerland)	1,275,434	67,406,687

		442,450,423
COMMERICAL & PROFESSIONAL SERVICES: 0.0%
Pitney Bowes, Inc.	362,662	5,429,050
TRANSPORTATION: 1.8%
FedEx Corp.	2,384,554	218,448,992

		666,328,465
INFORMATION TECHNOLOGY: 15.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.6%
Maxim Integrated Products, Inc.	2,747,300	70,440,772
SOFTWARE & SERVICES: 8.1%
Adobe Systems, Inc.(a)	2,765,600	89,522,472

PAGE 7 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

COMMON STOCKS (continued)

	SHARES	VALUE
Amdocs, Ltd.(a),(b) (Guernsey/United States)	550,000	$16,346,000
AOL, Inc.(a)	1,289,074	36,197,198
BMC Software, Inc.(a)	2,011,560	85,853,381
Cadence Design Systems, Inc.(a)	3,260,700	35,835,093
Computer Sciences Corp.	2,333,232	57,910,818
Compuware Corp.(a)	3,975,888	36,935,999
eBay, Inc.(a)	3,475,500	146,005,755
Microsoft Corp.	8,394,900	256,799,991
Symantec Corp.(a)	8,884,000	129,795,240
Synopsys, Inc.(a)	3,265,100	96,091,893

		987,293,840
TECHNOLOGY, HARDWARE & EQUIPMENT: 6.7%
Corning, Inc.	3,085,000	39,889,050
Dell, Inc.(a)	3,300,000	41,316,000
Hewlett-Packard Co.	15,471,812	311,138,139
Molex, Inc.	481,600	11,529,504
Molex, Inc., Class A	2,569,828	51,987,620
NetApp, Inc.(a)	2,908,985	92,563,903
Nokia Corp. ADR(b) (Finland)	14,040,260	29,063,338
TE Connectivity, Ltd.(b) (Switzerland)	3,280,536	104,681,904
Xerox Corp.	16,745,150	131,784,331

		813,953,789

		1,871,688,401
MATERIALS: 2.4%
Celanese Corp., Series A	1,793,460	62,089,585
Cemex SAB de CV ADR(a),(b) (Mexico)	4,517,208	30,400,810
Domtar Corp.	153,391	11,766,624
Dow Chemical Co.	4,205,617	132,476,935
Vulcan Materials Co.	1,406,189	55,839,765

		292,573,719
TELECOMMUNICATION SERVICES: 2.0%
Sprint Nextel Corp.(a)	41,874,100	136,509,566
Vodafone Group PLC ADR(b) (United Kingdom)	3,836,898	108,123,786

		244,633,352

TOTAL COMMON STOCKS (Cost $8,351,151,139)		$9,007,181,883

FIXED INCOME SECURITIES: 22.9%

	PAR VALUE	VALUE
U.S. TREASURY: 0.9%
U.S. TREASURY NOTE
0.375%, 10/31/12	$6,600,000	$6,604,897
0.625%, 1/31/13	48,600,000	48,723,395
0.75%, 8/15/13	52,500,000	52,780,980

		108,109,272

	PAR VALUE	VALUE
GOVERNMENT-RELATED: 2.2%
FEDERAL AGENCY: 0.4%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	$242,829	$248,001
Small Business Administration — 504 Program
Series 96-20L, 6.70%, 12/1/16	519,048	557,588
Series 97-20F, 7.20%, 6/1/17	837,619	928,158
Series 97-20I, 6.90%, 9/1/17	1,181,791	1,291,653
Series 98-20D, 6.15%, 4/1/18	1,250,257	1,362,336
Series 98-20I, 6.00%, 9/1/18	927,860	1,010,222
Series 99-20F, 6.80%, 6/1/19	1,031,474	1,146,205
Series 00-20D, 7.47%, 4/1/20	2,728,902	3,069,560
Series 00-20E, 8.03%, 5/1/20	1,261,442	1,425,783
Series 00-20G, 7.39%, 7/1/20	1,950,773	2,198,379
Series 00-20I, 7.21%, 9/1/20	1,295,119	1,448,739
Series 01-20E, 6.34%, 5/1/21	3,118,832	3,490,032
Series 01-20G, 6.625%, 7/1/21	3,505,398	3,922,137
Series 03-20J, 4.92%, 10/1/23	10,447,466	11,613,302
Series 07-20F, 5.71%, 6/1/27	7,163,737	8,214,013

		41,926,108
FOREIGN AGENCY: 0.2%
Export-Import Bank of Korea(b) (South Korea) 4.00%, 1/11/17	15,000,000	16,002,240
Petroleo Brasileiro S.A.(b) (Brazil) 5.375%, 1/27/21	11,725,000	12,636,865

		28,639,105
LOCAL AUTHORITY: 1.6%
California Taxable General Obligation
7.50%, 4/1/34	28,825,000	36,009,343
7.55%, 4/1/39	23,350,000	30,026,232
7.30%, 10/1/39	17,000,000	21,104,310
7.625%, 3/1/40	5,500,000	7,110,620
Illinois Taxable General Obligation
4.961%, 3/1/16	1,900,000	2,044,400
5.365%, 3/1/17	26,055,000	28,662,845
5.665%, 3/1/18	19,800,000	21,968,892
Los Angeles Unified School District Taxable General Obligation 6.758%, 7/1/34	19,000,000	24,611,080
New Jersey State Turnpike Authority Revenue Bonds 7.102%, 1/1/41	18,450,000	26,012,101

		197,549,823

		268,115,036

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
MORTGAGE-RELATED: 7.5%
FEDERAL AGENCY CMO & REMIC: 1.9%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.213%, 2/15/25	$693,500	$815,348
Trust 1995-2C 3A, 8.793%, 6/15/25	308,123	378,776
Fannie Mae
Trust 2001-T5 A3, 7.50%, 6/19/30	933,878	1,085,921
Trust 2002-33 A1, 7.00%, 6/25/32	2,955,765	3,463,009
Trust 2002-86, 6.00%, 8/25/32	4,473,427	4,683,712
Trust 2005-W4 1A2, 6.50%, 8/25/35	13,469,809	15,662,862
Trust 2009-66 ET, 6.00%, 5/25/39	31,092,256	34,369,889
Trust 2001-T7 A1, 7.50%, 2/25/41	2,715,124	3,067,421
Trust 2001-T4 A1, 7.50%, 7/25/41	2,489,419	2,993,178
Trust 2001-T8 A1, 7.50%, 7/25/41	2,714,260	2,980,950
Trust 2001-W3 A, 7.00%, 9/25/41	2,266,154	2,638,626
Trust 2001-T10 A2, 7.50%, 12/25/41	2,595,822	3,034,065
Trust 2002-W6 2A1, 6.628%, 6/25/42	2,700,621	3,079,464
Trust 2002-W8 A2, 7.00%, 6/25/42	3,131,675	3,595,009
Trust 2003-W2 1A1, 6.50%, 7/25/42	5,277,315	6,136,288
Trust 2003-W2 1A2, 7.00%, 7/25/42	2,147,869	2,508,629
Trust 2003-W4 4A, 7.264%, 10/25/42	3,555,398	4,203,397
Trust 2004-T1 1A2, 6.50%, 1/25/44	3,708,538	4,146,847
Trust 2004-W2 5A, 7.50%, 3/25/44	9,510,259	11,133,123
Trust 2004-W8 3A, 7.50%, 6/25/44	1,403,352	1,656,354
Trust 2009-11 MP, 7.00%, 3/25/49	35,417,000	40,387,592
Freddie Mac
Series 2100 GS, 6.50%, 12/15/13	579,897	595,491
Series 1078 GZ, 6.50%, 5/15/21	412,491	451,770
Series (GN) 16 PK, 7.00%, 8/25/23	5,241,863	5,588,031
Series T-48 1A4, 5.538%, 7/25/33	45,941,212	51,077,209
Series T-051 1A, 6.50%, 9/25/43	296,865	337,761
Series T-59 1A1, 6.50%, 10/25/43	17,168,206	19,434,175

		229,504,897
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 5.6%
Fannie Mae, 15 Year
6.00%, 7/1/16 - 3/1/22	20,190,094	21,953,567
6.50%, 1/1/13 - 11/1/18	26,424,355	28,307,655
7.00%, 11/1/18	2,059,840	2,230,713
7.50%, 9/1/15 - 8/1/17	10,078,420	10,795,661
Fannie Mae, 20 Year
6.50%, 1/1/22 - 10/1/26	8,421,739	9,579,864

	PAR VALUE	VALUE
Fannie Mae, 30 Year
5.50%, 7/1/33	$5,158,711	$5,671,385
6.00%, 9/1/36 - 3/1/40	97,197,142	108,566,629
6.50%, 12/1/28 - 8/1/39	130,890,064	148,262,475
7.00%, 4/1/37 - 8/1/37	33,870,890	39,188,263
Fannie Mae, Hybrid ARM
2.121%, 9/1/34	3,546,972	3,695,029
2.244%, 12/1/34	4,515,255	4,713,360
2.291%, 1/1/35	5,465,692	5,796,290
2.467%, 8/1/35	3,908,455	4,148,914
2.575%, 1/1/35	2,452,202	2,601,832
5.235%, 8/1/38	14,473,941	15,423,363
Fannie Mae, Multifamily DUS
Pool 555728, 4.02%, 8/1/13	297,437	304,467
Pool 555316, 4.823%, 2/1/13	636,865	645,990
Pool 555162, 4.826%, 1/1/13	13,441,782	13,481,214
Pool 735387, 4.894%, 4/1/15	6,897,381	7,537,120
Pool 555148, 5.115%, 1/1/13	898,292	901,297
Pool 555806, 5.156%, 10/1/13	2,067,483	2,137,596
Pool 461628, 5.32%, 4/1/14	9,306,910	9,777,744
Pool 462086, 5.355%, 11/1/15	19,236,492	21,258,330
Freddie Mac, 30 Year 6.00%, 2/1/39	15,886,349	17,539,425
Freddie Mac, Hybrid ARM
2.736%, 4/1/37	6,400,392	6,626,781
2.985%, 5/1/34	5,935,433	6,335,209
5.215%, 10/1/38	9,771,170	10,504,116
5.58%, 2/1/38	17,483,055	18,785,679
5.96%, 9/1/37	7,393,671	8,039,496
Freddie Mac Gold, 15 Year
6.00%, 2/1/18	2,849,261	3,069,928
6.50%, 7/1/14 - 3/1/18	11,833,685	12,601,026
7.00%, 4/1/15	6,165	6,311
7.75%, 7/25/21	763,730	878,980
Freddie Mac Gold, 20 Year 6.50%, 10/1/26	13,702,834	15,343,482
Freddie Mac Gold, 30 Year
6.00%, 2/1/38 - 11/1/39	50,146,851	55,134,828
6.50%, 9/1/18 - 4/1/33	20,903,260	23,847,740
7.00%, 11/1/37 - 9/1/38	29,369,869	34,081,686
7.47%, 3/17/23	165,811	191,764
Ginnie Mae, 30 Year
7.50%, 11/15/24 - 10/15/25	1,962,705	2,263,442
7.97%, 4/15/20 - 1/15/21	1,024,571	1,186,317

		683,414,968
PRIVATE LABEL CMO & REMIC: 0.0%(e)
Union Planters Mortgage Finance Corp. Series 2000-1 A1, 7.70%, 12/25/24	1,601,568	1,740,741

		914,660,606

PAGE 9 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
CORPORATE: 12.3%
FINANCIALS: 5.2%
Ally Financial, Inc. 4.50%, 2/11/14	$43,330,000	$43,925,787
American International Group, Inc.
4.25%, 9/15/14	4,750,000	4,922,567
8.25%, 8/15/18	16,335,000	19,719,400
Bank of America Corp.
5.30%, 3/15/17	37,540,000	39,084,020
8.00%, 12/15/26(c)	16,960,000	17,296,486
6.625%, 5/23/36(c)	33,500,000	37,175,620
Boston Properties, Inc.
5.625%, 4/15/15	15,900,000	17,538,336
5.875%, 10/15/19	7,960,000	9,203,583
5.625%, 11/15/20	3,850,000	4,426,391
3.85%, 2/1/23	7,800,000	7,873,273
Capital One Financial Corp. 6.75%, 9/15/17	25,085,000	29,761,521
CIGNA Corp.
7.65%, 3/1/23	9,525,000	11,785,902
7.875%, 5/15/27	12,675,000	15,776,960
8.30%, 1/15/33	8,845,000	11,131,666
Citigroup, Inc.
6.125%, 11/21/17	45,475,000	50,382,798
7.875%, 10/30/40(c)	20,528,200	22,523,541
Equity Residential 4.625%, 12/15/21	12,500,000	13,577,162
General Electric Co.
5.50%, 1/8/20	32,095,000	36,733,947
4.375%, 9/16/20	8,475,000	9,168,619
4.625%, 1/7/21	3,350,000	3,684,672
Health Net, Inc. 6.375%, 6/1/17	10,250,000	10,480,625
HSBC Holdings PLC(b) (United Kingdom)
5.10%, 4/5/21	3,625,000	4,047,131
6.50%, 5/2/36	25,990,000	28,653,663
6.50%, 9/15/37	8,940,000	9,918,769
JPMorgan Chase & Co.
4.95%, 3/25/20	2,963,000	3,266,124
8.75%, 9/1/30(c)	23,042,000	31,449,542
Legg Mason, Inc.(d) 5.50%, 5/21/19	14,375,000	14,537,136
Lloyds Banking Group PLC(b) (United Kingdom) 4.20%, 3/28/17	14,400,000	14,853,701
Royal Bank of Scotland Group PLC(b) (United Kingdom)
4.375%, 3/16/16	7,900,000	8,095,778
5.625%, 8/24/20	13,250,000	14,060,728
6.125%, 1/11/21	17,500,000	19,441,012

	PAR VALUE	VALUE
SLM Corp.
6.00%, 1/25/17	$11,600,000	$11,983,102
8.45%, 6/15/18	15,550,000	17,416,000
Unum Group
7.19%, 2/1/28	8,305,000	9,033,764
7.25%, 3/15/28	2,030,000	2,248,804
6.75%, 12/15/28	11,368,000	12,392,086
Wells Fargo & Co. 6.00%, 11/15/17	13,695,000	15,957,661

		633,527,877
INDUSTRIALS: 7.1%
AT&T, Inc.
6.55%, 2/15/39	5,500,000	7,078,610
5.35%, 9/1/40	18,000,000	20,657,934
Boston Scientific Corp.
6.25%, 11/15/15	1,055,000	1,181,597
6.40%, 6/15/16	21,405,000	24,651,304
Burlington Northern Santa Fe Corp.(g)
8.251%, 1/15/21	980,258	1,224,598
4.967%, 4/1/23	8,984,928	10,160,973
5.72%, 1/15/24	11,698,270	13,695,918
5.342%, 4/1/24	12,685,494	14,555,340
5.629%, 4/1/24	19,602,740	22,782,110
Canadian Pacific Railway Ltd.(b) (Canada) 5.75%, 1/15/42	4,850,000	5,525,396
Comcast Corp.
6.30%, 11/15/17	5,865,000	7,051,220
5.875%, 2/15/18	1,900,000	2,246,706
6.45%, 3/15/37	4,998,000	6,078,058
6.95%, 8/15/37	1,700,000	2,183,507
Cox Communications, Inc.
5.50%, 10/1/15	4,705,000	5,297,063
5.875%, 12/1/16(d)	24,570,000	28,564,247
CSX Corp. 9.75%, 6/15/20	5,231,000	7,347,902
Dillard’s, Inc.
7.13%, 8/1/18	10,586,000	11,287,322
7.875%, 1/1/23	8,660,000	9,017,225
7.75%, 7/15/26	50,000	50,063
7.75%, 5/15/27	540,000	533,250
7.00%, 12/1/28	15,135,000	14,567,437
Dow Chemical Co.
8.55%, 5/15/19	21,553,000	28,667,085
7.375%, 11/1/29	15,330,000	20,496,525
9.40%, 5/15/39	4,890,000	7,786,983
FedEx Corp.
8.00%, 1/15/19	6,965,000	9,180,225
6.72%, 7/15/23	12,692,545	14,991,900
Ford Motor Credit Co.(g)
5.625%, 9/15/15	23,250,000	25,269,402
5.75%, 2/1/21	25,200,000	27,682,175

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
HCA, Inc.
6.25%, 2/15/13	$3,990,000	$4,079,775
6.75%, 7/15/13	4,600,000	4,795,500
5.75%, 3/15/14	200,000	209,250
6.375%, 1/15/15	10,375,000	11,023,437
6.50%, 2/15/16	20,430,000	22,013,325
Hewlett-Packard Co. 3.30%, 12/9/16	11,275,000	11,785,216
Lafarge SA(b) (France)
6.20%, 7/9/15(d)	4,600,000	4,876,759
6.50%, 7/15/16	32,945,000	35,580,600
Liberty Media Corp.
8.50%, 7/15/29	9,462,000	9,745,860
8.25%, 2/1/30	7,291,000	7,491,502
Macy’s, Inc.
7.45%, 10/15/16	11,410,000	13,655,196
6.90%, 1/15/32	49,699,000	59,998,474
News Corp.
6.15%, 3/1/37	11,000,000	12,463,495
6.65%, 11/15/37	1,638,000	1,912,054
Norfolk Southern Corp. 9.75%, 6/15/20	7,224,000	10,500,908
Reed Elsevier PLC(b) (United Kingdom) 8.625%, 1/15/19	22,475,000	28,513,111
Sprint Nextel Corp.
6.00%, 12/1/16	25,000,000	23,937,500
6.875%, 11/15/28	9,855,000	7,982,550
Telecom Italia SPA(b) (Italy)
6.175%, 6/18/14	3,000,000	3,022,500
4.95%, 9/30/14	7,550,000	7,493,375
6.999%, 6/4/18	2,000,000	1,990,000
7.175%, 6/18/19	15,450,000	15,372,750
Time Warner Cable, Inc.
8.75%, 2/14/19	20,265,000	26,943,817
8.25%, 4/1/19	16,145,000	21,096,639
Time Warner, Inc.
7.625%, 4/15/31	26,950,000	34,809,725
7.70%, 5/1/32	8,080,000	10,551,155
Union Pacific Corp.
5.866%, 7/2/30	30,884,243	36,066,158
6.176%, 1/2/31	10,876,518	13,103,779
Vulcan Materials Co.
6.50%, 12/1/16	5,250,000	5,525,625
7.50%, 6/15/21	10,825,000	11,907,500
Xerox Corp.
6.35%, 5/15/18	28,585,000	33,326,137
5.625%, 12/15/19	11,115,000	12,526,761

		$854,112,508

		1,487,640,385
TOTAL FIXED INCOME SECURITIES (Cost $2,515,898,017)		$2,778,525,299

SHORT-TERM INVESTMENTS: 1.5%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$11,893,070	$11,893,070
REPURCHASE AGREEMENT: 1.4%
Fixed Income Clearing Corporation(f) 0.11%, 7/2/12, maturity value $166,122,523	166,121,000	166,121,000

TOTAL SHORT-TERM INVESTMENTS (Cost $178,014,070)		$178,014,070

TOTAL INVESTMENTS (Cost $11,045,063,226)	98.6%	$11,963,721,252
OTHER ASSETS LESS LIABILITIES	1.4%	168,867,994

NET ASSETS	100.0%	$12,132,589,246

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2012, all such securities in total represented $47,978,142 or 0.4% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(e)	Rounds to 0.0%
(f)	Repurchase agreement is collateralized by Fannie Mae 2.70%-2.75%, 4/16/19-3/28/22. Total collateral value is $169,444,395.
(g)	Subsidiary (see below)

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
10 Year U.S. Treasury Note—Short Position	4,256	Sep 2012	$(567,644,000)	$(357,166)

PAGE 11 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2012
ASSETS:
Investments, at value (cost $11,045,063,226)	$11,963,721,252
Cash held at broker	4,681,600
Receivable for investments sold	186,133,184
Receivable for Fund shares sold	6,009,398
Receivable from broker for futures margin variation	2,327,500
Dividends and interest receivable	55,275,759
Prepaid expenses and other assets	29,506

12,218,178,199

LIABILITIES:
Payable for investments purchased	58,053,070
Payable for Fund shares redeemed	22,046,891
Management fees payable	4,844,925
Accrued expenses	644,067

85,588,953

NET ASSETS	$12,132,589,246

NET ASSETS CONSIST OF:
Paid in capital	$12,756,177,973
Undistributed net investment income	7,815,758
Accumulated net realized loss on investments	(1,549,705,345)
Net unrealized appreciation on investments	918,300,860

$12,132,589,246

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	168,082,116
Net asset value per share	$72.18

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2012
INVESTMENT INCOME:
Dividends (net of foreign taxes of $4,976,068)	$123,843,398
Interest	70,923,835

194,767,233

EXPENSES:
Management fees	31,105,719
Custody and fund accounting fees	174,198
Transfer agent fees	1,155,319
Professional services	63,567
Shareholder reports	167,793
Registration fees	97,839
Trustees’ fees	98,800
Miscellaneous	369,910

33,233,145

NET INVESTMENT INCOME	161,534,088

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	557,960,527
Treasury futures contracts	(13,297,267)
Net change in unrealized appreciation/depreciation
Investments	291,217,266
Treasury futures contracts	15,004,979

Net realized and unrealized gain	850,885,505

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,012,419,593

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income	$161,534,088	$315,122,657
Net realized gain	544,663,260	185,598,017
Net change in unrealized appreciation/depreciation	306,222,245	(690,775,619)

	1,012,419,593	(190,054,945)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(156,471,384)	(316,115,114)
Net realized gain	—	—

Total distributions	(156,471,384)	(316,115,114)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	490,856,310	1,229,782,857
Reinvestment of distributions	149,098,704	298,241,031
Cost of shares redeemed	(1,583,798,643)	(3,650,564,512)

Net decrease from Fund share transactions	(943,843,629)	(2,122,540,624)

Total decrease in net assets	(87,895,420)	(2,628,710,683)

NET ASSETS:
Beginning of period	12,220,484,666	14,849,195,349

End of period (including undistributed net investment income of $7,815,758 and $2,753,054, respectively)	$12,132,589,246	$12,220,484,666

SHARE INFORMATION:
Shares sold	6,806,307	17,433,979
Distributions reinvested	2,063,566	4,340,712
Shares redeemed	(21,975,148)	(52,048,379)

Net decrease in shares outstanding	(13,105,275)	(30,273,688)

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities are priced on the basis of valuations furnished by independent pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Futures contracts are valued daily at the closing settlement price on the exchange. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

PAGE 13 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Treasury Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the period ended June 30,

2012, the Fund remained consistently invested in short Treasury futures contracts. These Treasury futures contracts had notional values ranging from 3% to 5% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DODGE & COX BALANCED FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS (unaudited)

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2012:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$9,007,181,883		$—
Fixed Income Securities
U.S. Treasury	108,109,272		—
Federal Agency	—		41,926,108
Foreign Agency	—		28,639,105
Local Authority	—		197,549,823
Mortgage-Related Securities	—		914,660,606
Corporate	—		1,487,640,385
Money Market Fund	11,893,070		—
Repurchase Agreement	—		166,121,000

Total Securities	$9,127,184,225		$2,836,537,027

Other Financial Instruments
Treasury Futures Contracts	$(357,166	)(c)	$—

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2012. There were no Level 3 securities at June 30, 2012, and December 31, 2011, and there were no transfers to Level 3 during the period.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	Represents unrealized depreciation on Treasury futures contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), and Treasury futures contracts. At June 30, 2012, the cost of investments for federal income tax purposes was $11,058,358,246.

Distributions during the six months ended June 30, 2012, and for the year ended December 31, 2011, were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Ordinary income	$156,471,384	$316,115,114
	($0.920 per share)	($1.620 per share)

Long-term capital gain	—	—

At June 30, 2012, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,945,209,382
Unrealized depreciation	(1,039,846,376)

Net unrealized appreciation	905,363,006
Undistributed ordinary income	7,815,758
Accumulated capital gain(a)	548,699,678
Capital loss carryforward(b)	(2,085,110,003)
(a)	Represents capital gain realized for tax purposes during the period from January 1, 2012, to June 30, 2012.
(b)

Represents accumulated capital loss as of December 31, 2011, which may be carried forward to offset future capital gains. During 2011, the Fund utilized $174,362,715 of the carryforward. If not utilized, the remaining capital loss carryforward will expire in 2017.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. (The Fund had net capital gains in 2011.)

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as

PAGE 15 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2012, amounted to $26,683 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2012, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $624,618,409 and $1,527,228,982, respectively. For the six months ended June 30, 2012, purchases and sales of U.S. government securities aggregated $108,232,279 and $301,591,722, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2012, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX BALANCED FUND ▪ PAGE 16

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2012(a)		2011	2010	2009	2008	2007

Net asset value, beginning of period	$67.45		$70.22	$64.03	$51.26	$81.00	$87.08
Income from investment operations:
Net investment income	0.95		1.62	1.41	1.46	1.99	2.35
Net realized and unrealized gain (loss)	4.70		(2.77)	6.30	12.82	(28.44)	(0.78)

Total from investment operations	5.65		(1.15)	7.71	14.28	(26.45)	1.57

Distributions to shareholders from:
Net investment income	(0.92)		(1.62)	(1.52)	(1.51)	(1.95)	(2.37)
Net realized gain	—		—	—	—	(1.34)	(5.28)

Total distributions	(0.92)		(1.62)	(1.52)	(1.51)	(3.29)	(7.65)

Net asset value, end of period	$72.18		$67.45	$70.22	$64.03	$51.26	$81.00

Total return	8.38%		(1.66)%	12.23%	28.37%	(33.57)%	1.74%
Ratios/supplemental data:
Net assets, end of period (millions)	$12,133		$12,220	$14,849	$15,448	$14,676	$26,932
Ratio of expenses to average net assets	0.53	%(b)	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.60	%(b)	2.26%	2.13%	2.61%	2.85%	2.59%
Portfolio turnover rate	6%		19%	12%	19%	27%	27%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

PAGE 17 ▪ DODGE & COX BALANCED FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX BALANCED FUND ▪ PAGE 18

TRUSTEES AND EXECUTIVE OFFICERS

Kenneth E. Olivier, Chairman, President, and Trustee

Chairman and Chief Executive Officer, Dodge & Cox

Dana M. Emery, Senior Vice President and Trustee

Co-President and Director of Fixed Income, Dodge & Cox

John A. Gunn, Trustee

Chairman Emeritus, Dodge & Cox

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Charles F. Pohl, Senior Vice President

Co-President and Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 19 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2012, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/12 IF SAR       Printed on recycled paper

2012

Semi-Annual Report

June 30, 2012

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 4.3% for the six months ended June 30, 2012, compared to 2.4% for the Barclays Capital Aggregate Bond Index (BCAG). On June 30, the Fund had net assets of $24.8 billion with a cash position of 5.7%.

MARKET COMMENTARY

The first half of 2012 was characterized by two distinct market environments. In the first quarter, better-than-expected U.S. economic data and greater clarity around various global uncertainties elevated equity prices and drove relatively strong performance from the corporate bond sector. Greece restructured its debt, the second round of the European Central Bank’s Long-Term Refinancing Operation (LTRO) was implemented, and the Federal Reserve released favorable results from its bank stress tests. Market sentiment reversed partially in the second quarter. Within the United States, disappointing data on hiring and lower-than-expected retail sales indicated the U.S. economic recovery had slowed. The economic outlook in Europe deteriorated and concerns about the periphery (e.g., Greece’s fiscal and political problems worsening and Spanish banks requiring significant recapitalization) reemerged. These factors produced a risk-averse market environment reflected by the 10-year U.S. Treasury yield declining to an all-time low of 1.5% on June 1.

Investment-grade corporate bonds returned 4.7%(a) in the first half of the year, outperforming comparable-duration(b) Treasuries by 2.6 percentage points. Financials generated a 7.1% total return, the highest corporate sector return on an absolute and relative basis, and lower-rated bonds outperformed. Despite the macroeconomic challenges referenced above, corporate balance sheets and credit fundamentals remained strong. Agency-guaranteed(c) mortgage-backed securities (Agency MBS) registered a 1.7% total return, moderately outperforming comparable short-duration Treasuries. Prepayment speeds increased with the implementation of the expanded Home Affordable Refinance Program (HARP 2.0), although valuations were largely unaffected. Intermediate and long-term Treasury rates declined during the first half of 2012 and the associated price gains drove the sector’s 1.5% total return.

INVESTMENT STRATEGY

We believe that in the bond market there are many, and at times quite significant, pricing inefficiences affecting individual issuers, securities, and sectors, often due to short-term factors. Consequently, our research approach is based on identifying and seizing those opportunities through a combination of fundamental research and a strict valuation discipline. We seek to differentiate those concerns that may temporarily depress the price of an investment from the fundamental factors that will determine the investment’s value over our three- to five-year investment horizon. When our research-informed view diverges from the market consensus, we find investment opportunities. Based on this research effort and changes in market valuations, we made several changes to the Fund’s positioning year to date.

We meaningfully reduced the Fund’s Agency MBS weighting to 31% (versus 31% for the BCAG), down from 41% at year end. We increased the Fund’s Corporate sector allocation by roughly 2 percentage points to 50% (versus 21% for the BCAG). The Fund’s small allocations to U.S. Treasuries and Government Agencies increased by roughly 3 percentage points and 1 percentage point, respectively, since December 31. On June 30, U.S. Treasuries comprised 5% of the Fund (versus 36% for the BCAG) and Government Agencies 9% (versus 11% for the BCAG).

Corporates: Foreign Opportunities

Corporate securities represented 50% of the Fund at June 30, with 54 issuers selected for their specific investment merits. Corporate fundamentals remain strong (e.g., high cash positions plus solid cash flow relative to debt burden at industrial companies and strong capital positions at banks), and yield premiums are attractive relative to investment alternatives. As a result, we added slightly to the sector and remain comfortable with the Fund’s significant weighting.

Specifically, we made a number of U.S. dollar-denominated investments in the debt of non-U.S. companies that we believe have attractive long-term total return prospects.(d) As described below, we believe the positive attributes of these new investments outweigh

PAGE 1 ▪ DODGE & COX INCOME FUND

their risks given the attractive yield premiums. As with all of the corporate investments in the Fund, these recent additions followed an in-depth research process conducted by our experienced team of industry and credit analysts who cover companies on a global basis. We continue to have low direct and indirect exposure to peripheral Europe, and no investments in European sovereign debt, due to our concerns about economic growth and longer-term structural issues in the Eurozone.

Within Europe, we purchased the senior unsecured debt of Lloyds TSB Bank plc (Lloyds). Lloyds is a leading British bank with a dominant retail franchise in mortgage and consumer lending and is approximately 40% owned by the British government. Since 2009, Lloyds has made substantial progress reducing its non-core asset base, decreasing its reliance on wholesale funding, and increasing its common equity and liquidity. We believe its low exposure to peripheral Europe and declining loan loss provisions are credit positives. Risks confronting Lloyds include lackluster growth in the British economy, substantial loan losses from a legacy loan book that it acquired from HBOS plc in 2009, and banking reform legislation pending in the House of Commons.

We initiated a position in the Export-Import Bank of Korea (KEXIM). KEXIM is South Korea’s official export credit agency and benefits from a legal duty of the Korean government to maintain its net worth. Key credit positives include the prospects for continued Korean economic growth, KEXIM’s high quality asset base, and the importance of KEXIM to the export-intensive Korean economy. Some potential risks include the integrity of the implied sovereign guarantee, a substantial reliance on wholesale funding markets, political risk associated with North Korea, and a number of large single-name loan exposures in the shipbuilding industry.

We also began a position in Petroleo Brasileiro, S.A. (Petrobras), one of the largest oil companies in the world, with a dominant share of Brazil’s petroleum industry. Petrobras is majority-owned by the Brazilian government and enjoys the benefits of low-cost domestic financing through BNDES, the Brazilian development bank. Key positive attributes of Petrobras are its low leverage, substantial scale in upstream and downstream operations, and strong reserve replacement trends. In addition, its

U.S. dollar-denominated bonds currently trade at a historically high yield premium versus the Brazilian sovereign. Some risks we are monitoring include the deep-water nature of Petrobras’ reserves (which adds complexity, risk, and costs to their extraction), price controls and tax rates imposed by the Brazilian government, and the high capital intensity of Petrobras’ business for the foreseeable future.

Agency MBS

We apply the same fundamental research approach we use for corporate security selection to the Fund’s Agency MBS holdings. As the Fund’s mortgage portfolio consists entirely of Agency MBS, our primary focus in security selection is assessing the propensity of homeowners to prepay their loans across a range of economic environments and policy scenarios. We believe that recent government actions like HARP 2.0 have meaningfully improved the refinancing prospects for homeowners. As a result, we have significantly reduced the Fund’s MBS holdings over the first half of the year, from 41% at the end of 2011 to 31% at June 30, which is the Fund’s lowest allocation to this sector since August 2005.

At each point in time, the Fund’s Agency MBS allocation and composition is driven by our view of specific securities’ risk-adjusted return potential versus short- to intermediate-duration alternatives. For historical context, in 2005, we confronted a flat yield curve, concerns about inflation, and an increasingly tight monetary policy that was ineffective in slowing the economy. In that environment, we positioned the Fund with a relatively low allocation to Agency MBS, and focused those investments in higher-coupon, seasoned pools with lower loan balances to mitigate prepayment risk in an easy refinancing environment. From August 2005 to September 2008, we gradually increased the Fund’s Agency MBS allocation from 30% to 50% due to the growing attractiveness of their valuations (historically wide yield premiums in Fall 2008) and our positive outlook on prepayment risk.

From 2008 to 2011, we focused the mortgage portfolio on selected high-coupon Agency MBS backed by borrowers with either a low incentive to refinance or poor refinancing qualifications (e.g., low/negative home equity

DODGE & COX INCOME FUND ▪ PAGE 2

or low borrower creditworthiness). Due to the severe tightening in Agency mortgage underwriting standards and consolidation of the mortgage banking industry in recent years, credit-impaired borrowers have had difficulty refinancing, allowing the Fund to earn above-market rates on those loans for a longer-than-expected time period. Beginning in late 2008, we reduced the Fund’s mortgage weighting as we saw better opportunities in corporates, but continued with a general overweight position due to the benign prepayment environment.

Recent changes in government policy have markedly increased the refinancing options for credit-impaired borrowers. HARP 2.0, which became effective in December 2011, removed the loan-to-value cap on eligible loans, relaxed appraisal requirements, and provided financial incentives to mortgage servicers to facilitate refinancing. These changes resulted in increased prepayments beginning in March 2012, especially for mortgages originated in 2006–2008. Given the high average dollar price of the Fund’s MBS portfolio, $110.51 at June 30, higher prepayments at par ($100) are a significant risk. As a result, we have reduced the Fund’s exposure to the MBS that we believe are the most susceptible to HARP 2.0 refinancing, lowering the overall Agency MBS weighting significantly in the process.

IN CLOSING

At June 30, the Fund’s duration was 67% of the BCAG’s (3.4 years versus 5.1 years), down from 78% at December 31, 2011. We believe that a defensive duration position is prudent given our expectation of a return to higher real interest rates once the economy re-accelerates and the Federal Reserve stops purchasing long-dated Treasuries. To meet our duration target, we have increased the Fund’s short position in Treasury futures, which had a notional value of 10.8% of the Fund’s net assets and had the effect of lowering portfolio duration by 0.7 years at June 30. Despite the defensive position vis-à-vis interest rate risk, the Fund still enjoyed a significant yield advantage versus the BCAG (2.7% versus 2.0%), due largely to the Fund’s overweight position in the credit-sensitive Corporate sector. We believe the Fund’s yield advantage will contribute to relative returns, even if interest rates stay low for an extended period or decline further.

We continue to seek attractive long-term investment opportunities, primarily within the higher-yielding Corporate, Government-related, and Agency MBS sectors of the bond market. By focusing on these sectors and positioning the Fund defensively with respect to interest rate risk, we believe the Fund may provide reasonable relative returns over longer periods of time. However, given the historically low starting yield, we expect total returns to be quite modest in the near term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Dana M. Emery, Senior Vice President

July 26, 2012

(a)	Sector returns as calculated and reported by Barclays Capital.
(b)	Duration is the measure of a bond’s (or bond portfolio’s) price sensitivity to changes in interest rates.
(c)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(d)	We use these examples for illustrative purposes only, not to imply that we think they are more attractive than the Fund’s other holdings.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX INCOME FUND

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the BCAG by 1.9 percentage points year to date.

Key Contributors to Relative Results

▪

The Fund’s significant overweight to corporate bonds (48% versus 20% for the BCAG)(a) added to returns, given the outperformance of the Corporate sector. The Fund’s overweight to Financial Institutions (roughly three times the BCAG weighting) provided an additional benefit, as this sub-sector fared the best.

▪	Many of the Fund’s financial and lower-rated corporate holdings performed well, including AIG, Bank of America, Royal Bank of Scotland, Sprint, and Telecom Italia.
▪	The Fund’s Agency MBS (41% versus 32% for the BCAG) outperformed comparable-duration alternatives.
▪	The Fund’s nominal yield advantage was a positive factor.

Key Detractors from Relative Results

▪	The Fund’s shorter relative duration (roughly 78% of the BCAG’s duration) detracted from returns as intermediate and long-term Treasury rates declined.

(a)	Weights used in this section denote positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Fixed Income Investment Policy Committee, which is the decision-making body for the Income Fund, is a ten-member committee with an average tenure at Dodge & Cox of 17 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX INCOME FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2012

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	5.93%	6.99%	5.93%	6.86%
Barclays Capital Aggregate Bond Index (BCAG)	7.48	6.80	5.64	6.49

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Barclays Capital U.S. Aggregate Bond Index (BCAG) is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities.

Barclays Capital® is a trademark of Barclays PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2012	Beginning Account Value 1/1/2012	Ending Account Value 6/30/2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,043.00	$2.19
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.72	2.17
*	Expenses are equal to the Fund’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX INCOME FUND

FUND INFORMATION	June 30, 2012

GENERAL INFORMATION
Net Asset Value Per Share	$13.61
Total Net Assets (billions)	$24.8
30-Day SEC Yield(a)	2.94%
Expense Ratio	0.43%
Portfolio Turnover Rate (1/1/12 to 6/30/12, unannualized)	12%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 17 years.

PORTFOLIO CHARACTERISTICS	Fund	BCAG
Number of Fixed Income Securities	677	7,864
Effective Maturity (years)(b)	6.9	7.1
Effective Duration (years)(c)	3.4	5.1

FIVE LARGEST CORPORATE ISSUERS (%)(d)	Fund
Bank of America Corp.	3.1
Citigroup, Inc.	2.4
HCA, Inc.	1.8
Time Warner, Inc.	1.7
Dow Chemical Co.	1.7

CREDIT QUALITY (%)(e)	Fund	BCAG
U.S. Government & U.S. Agency/MBS(b)	37.0	71.8
Aaa	0.2	3.9
Aa	2.1	3.1
A	17.5	11.4
Baa	28.2	9.8
Ba	4.9	0.0
B	4.4	0.0
Caa	0.0	0.0
Ca	0.0	0.0
C	0.0	0.0
Cash Equivalents	5.7	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	BCAG
U.S. Treasury(b)	4.6	36.0
Government-Related	8.7	10.7
Mortgage-Related	31.3	30.6
Corporate	49.5	20.6
Asset-Backed/Commercial Mortgage-Backed(f)	0.2	2.1
Cash Equivalents	5.7	0.0

MATURITY DIVERSIFICATION (%)	Fund	BCAG
0-1 Years to Maturity	9.4	0.0
1-5	49.5	55.2
5-10(b)	25.6	31.9
10-15	0.7	1.4
15-20	4.5	1.9
20-25	4.8	2.1
25 and Over	5.5	7.5

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

Data as presented excludes the effect of the Fund’s short position in 10-year Treasury futures contracts (notional value = 10.8% of the Fund’s net assets). If the Fund’s exposure to Treasury futures contracts had been included, the effective maturity would be 0.7 years lower.

(c)	Data as presented includes the effect of Treasury futures contracts.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)

The Fund’s credit quality distribution is calculated using ratings from Moody’s Investor Services. If no Moody’s rating is available, the lower of the Standard & Poor’s or Fitch rating is used. The BCAG’s credit quality ratings are from Barclays Capital and reference Moody’s, Standard & Poor’s, and Fitch ratings. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)	Commercial mortgage-backed securities are a component of the BCAG but not currently held by the Fund.

DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

FIXED INCOME SECURITIES: 94.3%

	PAR VALUE	VALUE
U.S. TREASURY: 4.6%
U.S. TREASURY NOTE
0.625%, 7/31/12	$48,945,000	$48,964,138
0.375%, 10/31/12	97,890,000	97,962,634
0.625%, 1/31/13	97,890,000	98,138,543
0.625%, 2/28/13	195,780,000	196,346,000
0.625%, 4/30/13	195,780,000	196,414,719
0.75%, 8/15/13	198,040,000	199,099,910
0.25%, 4/30/14	297,060,000	296,700,260

		1,133,626,204
GOVERNMENT-RELATED: 8.7%
FEDERAL AGENCY: 1.1%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	10,076	10,291
Small Business Administration — 504 Program
Series 92-20G, 7.60%, 7/1/12	35,917	35,933
Series 92-20H, 7.40%, 8/1/12	32,591	32,823
Series 92-20I, 7.05%, 9/1/12	36,524	36,941
Series 92-20J, 7.00%, 10/1/12	40,816	41,465
Series 92-20K, 7.55%, 11/1/12	62,892	64,252
Series 92-20L, 7.45%, 12/1/12	12,889	13,212
Series 93-20B, 7.00%, 2/1/13	58,468	59,762
Series 93-20C, 6.50%, 3/1/13	255,698	260,840
Series 93-20D, 6.75%, 4/1/13	61,333	62,638
Series 93-20E, 6.55%, 5/1/13	365,444	374,398
Series 93-20F, 6.65%, 6/1/13	92,535	95,132
Series 93-20L, 6.30%, 12/1/13	215,000	221,375
Series 94-20A, 6.50%, 1/1/14	328,150	336,996
Series 94-20D, 7.70%, 4/1/14	93,569	97,173
Series 94-20E, 7.75%, 5/1/14	346,027	360,609
Series 94-20F, 7.60%, 6/1/14	186,987	194,859
Series 94-20G, 8.00%, 7/1/14	203,133	212,273
Series 94-20H, 7.95%, 8/1/14	113,623	118,426
Series 94-20I, 7.85%, 9/1/14	92,144	95,641
Series 94-20K, 8.65%, 11/1/14	118,609	124,811
Series 94-20L, 8.40%, 12/1/14	68,100	71,689
Series 95-20A, 8.50%, 1/1/15	50,963	54,178
Series 95-20C, 8.10%, 3/1/15	110,949	116,054
Series 97-20E, 7.30%, 5/1/17	224,563	244,427
Series 97-20H, 6.80%, 8/1/17	33,051	36,020
Series 97-20J, 6.55%, 10/1/17	466,305	508,808
Series 97-20L, 6.55%, 12/1/17	24,644	26,981
Series 98-20B, 6.15%, 2/1/18	23,418	25,413
Series 98-20C, 6.35%, 3/1/18	1,851,037	2,018,533
Series 98-20H, 6.15%, 8/1/18	860,553	938,091
Series 98-20L, 5.80%, 12/1/18	537,518	587,037
Series 99-20C, 6.30%, 3/1/19	565,142	627,604
Series 99-20E, 6.30%, 5/1/19	12,571	13,853
Series 99-20G, 7.00%, 7/1/19	1,238,716	1,371,392
Series 99-20I, 7.30%, 9/1/19	412,278	459,883
Series 00-20C, 7.625%, 3/1/20	17,897	20,120
Series 00-20G, 7.39%, 7/1/20	20,695	23,322

	PAR VALUE	VALUE
Series 01-20G, 6.625%, 7/1/21	$4,226,935	$4,729,455
Series 01-20L, 5.78%, 12/1/21	9,788,591	10,921,448
Series 02-20A, 6.14%, 1/1/22	76,011	84,510
Series 02-20L, 5.10%, 12/1/22	2,948,594	3,273,619
Series 03-20G, 4.35%, 7/1/23	172,280	188,431
Series 04-20L, 4.87%, 12/1/24	3,904,932	4,393,974
Series 05-20B, 4.625%, 2/1/25	5,842,778	6,448,808
Series 05-20D, 5.11%, 4/1/25	292,798	327,213
Series 05-20E, 4.84%, 5/1/25	10,106,821	11,280,356
Series 05-20G, 4.75%, 7/1/25	10,306,901	11,472,774
Series 05-20H, 5.11%, 8/1/25	127,866	143,449
Series 05-20I, 4.76%, 9/1/25	11,005,650	12,362,715
Series 06-20A, 5.21%, 1/1/26	12,563,042	13,929,976
Series 06-20B, 5.35%, 2/1/26	3,645,457	4,079,333
Series 06-20C, 5.57%, 3/1/26	16,793,349	18,971,009
Series 06-20G, 6.07%, 7/1/26	30,309,261	34,904,836
Series 06-20H, 5.70%, 8/1/26	245,748	280,480
Series 06-20I, 5.54%, 9/1/26	511,548	582,425
Series 06-20J, 5.37%, 10/1/26	9,964,676	11,354,303
Series 06-20L, 5.12%, 12/1/26	7,788,930	8,746,704
Series 07-20A, 5.32%, 1/1/27	16,017,379	18,215,118
Series 07-20C, 5.23%, 3/1/27	25,731,333	29,202,770
Series 07-20D, 5.32%, 4/1/27	25,831,454	29,393,919
Series 07-20G, 5.82%, 7/1/27	17,256,335	19,858,615

		265,139,495
FOREIGN AGENCY: 1.1%
Export-Import Bank of Korea(c) (South Korea) 4.00%, 1/11/17	147,770,000	157,643,401
Petroleo Brasileiro S.A.(c) (Brazil)
5.75%, 1/20/20	29,370,000	32,127,197
5.375%, 1/27/21	83,990,000	90,521,986

		280,292,584
LOCAL AUTHORITY: 6.5%
California Taxable General Obligation
5.25%, 4/1/14	15,470,000	16,580,901
6.20%, 3/1/19	6,305,000	7,382,966
6.20%, 10/1/19	19,860,000	23,408,585
7.50%, 4/1/34	143,805,000	179,646,958
7.55%, 4/1/39	256,573,000	329,932,352
7.30%, 10/1/39	112,165,000	139,244,996
7.625%, 3/1/40	54,230,000	70,110,713
7.60%, 11/1/40	25,235,000	32,813,575
Illinois Taxable General Obligation
4.961%, 3/1/16	54,555,000	58,701,180
5.365%, 3/1/17	186,180,000	204,814,756
5.665%, 3/1/18	154,320,000	171,224,213
Los Angeles Unified School District Taxable General Obligation 6.758%, 7/1/34	129,700,000	168,003,004
New Jersey State Turnpike Authority Revenue Bonds 7.102%, 1/1/41	143,365,000	202,126,012

PAGE 7 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
New Valley Generation V 4.929%, 1/15/21	$300,763	$345,709

		1,604,335,920

		2,149,767,999
MORTGAGE-RELATED: 31.3%
FEDERAL AGENCY CMO & REMIC: 2.1%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	219,234	265,647
Trust 1997-2Z, 7.50%, 6/15/27	17,289,456	20,630,182
Trust 1998-2 2A PT, 8.811%, 8/15/27	62,554	76,334
Trust 1998-1 1A, 8.198%, 3/15/28	573,604	673,814
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	1,037,991	1,184,628
Trust 1998-58 PC, 6.50%, 10/25/28	5,631,922	6,428,631
Trust 2001 T-5 A2, 6.991%, 2/19/30	72,367	86,522
Trust 2001-T5 A3, 7.50%, 6/19/30	356,899	415,004
Trust 2001-69 PQ, 6.00%, 12/25/31	7,176,622	8,043,497
Trust 2002-33 A1, 7.00%, 6/25/32	3,539,557	4,146,987
Trust 2008-24 GD, 6.50%, 3/25/37	11,323,721	12,425,294
Trust 2009-53 QM, 5.50%, 5/25/39	21,149,168	23,020,488
Trust 2009-40 TB, 6.00%, 6/25/39	36,890,364	41,273,161
Trust 2001-T3 A1, 7.50%, 11/25/40	197,848	223,952
Trust 2010-123 WT, 7.00%, 11/25/40	171,534,551	194,198,434
Trust 2001-T7 A1, 7.50%, 2/25/41	38,787	43,820
Trust 2001-T4 A1, 7.50%, 7/25/41	2,962,033	3,561,429
Trust 2001-T10 A1, 7.00%, 12/25/41	4,068,729	4,733,637
Trust 2002-T12 A3, 7.50%, 5/25/42	74,003	88,189
Trust 2002-90 A1, 6.50%, 6/25/42	7,619,587	8,951,936
Trust 2002-W6 2A1, 6.628%, 6/25/42	4,820,825	5,497,090
Trust 2002-W8 A2, 7.00%, 6/25/42	2,518,370	2,890,966
Trust 2003-W2 1A2, 7.00%, 7/25/42	13,591,455	15,874,303
Trust 2003-W4 3A, 6.838%, 10/25/42	5,106,792	5,992,980
Trust 2003-07 A1, 6.50%, 12/25/42	6,640,139	7,713,782
Trust 2003-W1 1A1, 6.244%, 12/25/42	9,865,135	11,319,018
Trust 2003-W1 2A, 7.041%, 12/25/42	4,707,105	5,524,374
Trust 2004-T1 1A2, 6.50%, 1/25/44	63,583	71,098
Trust 2004-W2 2A2, 7.00%, 2/25/44	216,025	249,546
Trust 2004-W2 5A, 7.50%, 3/25/44	15,151,493	17,736,997
Trust 2004-W8 3A, 7.50%, 6/25/44	9,972,217	11,770,049
Trust 2005-W1 1A3, 7.00%, 10/25/44	10,852,205	12,829,614
Trust 2001-79 BA, 7.00%, 3/25/45	1,114,573	1,247,143
Trust 2006-W1 1A1, 6.50%, 12/25/45	1,158,536	1,343,203
Trust 2006-W1 1A2, 7.00%, 12/25/45	8,011,691	9,466,590
Trust 2006-W1 1A3, 7.50%, 12/25/45	133,854	156,261

	PAR VALUE	VALUE
Trust 2006-W1 1A4, 8.00%, 12/25/45	$9,248,752	$11,075,810
Trust 2007-W10 1A, 6.227%, 8/25/47	40,304,878	45,500,427
Trust 2007-W10 2A, 6.214%, 8/25/47	11,780,829	13,313,614
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	724,744	806,443
Series 3312 AB, 6.50%, 6/15/32	11,734,467	13,264,620
Series T-41 2A, 6.612%, 7/25/32	48,916	55,944
Series T-48 1A, 6.248%, 7/25/33	4,677,242	5,406,091
Series T-051 1A, 6.50%, 9/25/43	100,934	114,839

		529,692,388
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 29.2%
Fannie Mae, 10 Year
6.00%, 11/1/16	3,897,269	4,130,351
Fannie Mae, 15 Year
5.50%, 1/1/18-1/1/25	702,302,047	768,145,385
6.00%, 7/1/16-3/1/23	310,323,221	338,737,601
6.50%, 11/1/12-12/1/19	45,581,704	48,981,070
7.00%, 9/1/14-11/1/17	52,709	56,014
7.50%, 11/1/14-8/1/17	3,473,307	3,722,862
8.00%, 2/1/13	64	64
Fannie Mae, 20 Year
6.00%, 2/1/28	17,845,004	19,642,868
6.50%, 4/1/19-10/1/24	20,534,160	23,119,516
Fannie Mae, 30 Year
5.50%, 2/1/33-9/1/39	635,315,250	698,577,036
6.00%, 11/1/28-10/1/40	1,270,886,350	1,410,254,736
6.50%, 12/1/32-8/1/39	597,099,721	673,495,474
7.00%, 4/1/32-12/1/37	411,224,614	474,767,563
Fannie Mae, Hybrid ARM
2.121%, 9/1/34	7,217,890	7,564,570
2.133%, 10/1/34	6,023,212	6,315,996
2.136%, 8/1/35	6,318,278	6,607,650
2.167%, 8/1/34	4,525,885	4,727,829
2.209%, 8/1/35	16,364,525	17,086,256
2.245%, 1/1/35	5,844,897	6,087,871
2.266%, 10/1/33	5,986,658	6,294,633
2.268%, 8/1/34	1,645,096	1,708,697
2.278%, 12/1/36	8,041,258	8,548,635
2.314%, 7/1/35	4,252,332	4,479,969
2.32%, 11/1/35	5,079,665	5,311,181
2.327%, 7/1/35	4,127,730	4,343,375
2.397%, 10/1/35	8,542,260	9,050,415
2.459%, 1/1/36	9,533,209	10,024,057
2.478%, 12/1/35	5,769,998	6,130,799
2.486%, 4/1/35	7,371,846	7,861,194
2.498%, 10/1/35	4,729,118	5,041,328
2.517%, 9/1/35	8,155,178	8,696,774
2.544%, 1/1/36	10,359,444	11,027,454
2.595%, 1/1/37	8,108,764	8,639,134

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
2.665%, 7/1/35	$5,224,521	$5,585,551
2.675%, 11/1/36	6,636,587	7,081,996
2.677%, 7/1/34	5,891,006	6,262,104
2.735%, 7/1/35	4,618,288	4,924,360
2.810%, 6/1/35	3,309,619	3,526,420
2.83%, 1/1/35	3,029,675	3,237,749
2.982%, 2/1/37	16,374,997	17,612,381
4.695%, 8/1/35	16,100,351	17,207,000
4.779%, 10/1/38	8,775,275	9,439,530
5.092%, 10/1/38	23,548,236	25,206,656
5.206%, 9/1/38	2,844,048	3,060,982
5.235%, 10/1/38	13,420,040	14,451,013
5.272%, 9/1/38	2,649,769	2,852,042
5.583%, 4/1/37	4,785,680	5,177,662
5.79%, 11/1/37	10,676,776	11,581,829
Fannie Mae, Multifamily DUS
Pool 555728, 4.02%, 8/1/13	181,767	186,063
Pool 760744, 4.75%, 3/1/15	13,305,000	14,375,738
Pool 555162, 4.826%, 1/1/13	13,703,805	13,744,006
Pool 555290, 4.827%, 2/1/13	99,323	99,652
Pool 555317, 4.853%, 4/1/13	15,989	16,142
Pool 555191, 4.863%, 2/1/13	11,113,419	11,182,685
Pool 555222, 4.942%, 10/1/12	68,597	69,295
Pool 735745, 4.989%, 1/1/17	189,745	204,277
Pool 555806, 5.156%, 10/1/13	76,060	78,639
Pool 745629, 5.16%, 1/1/18	364,840	405,465
Pool 462084, 5.275%, 11/1/15	57,612	62,833
Pool 545892, 5.299%, 10/1/12	21,223,559	21,214,690
Pool 888559, 5.424%, 6/1/17	34,662,379	39,493,401
Pool 888381, 5.506%, 4/1/17	564,068	635,979
Pool 888015, 5.539%, 11/1/16	42,314,888	47,389,818
Pool 555172, 5.731%, 12/1/12	2,206,644	2,221,957
Pool 545987, 5.80%, 9/1/12	13,287,809	13,279,591
Pool 745936, 6.082%, 8/1/16	877,575	1,005,746
Freddie Mac, 30 Year
5.50%, 9/1/34-1/1/35	27,539,091	30,146,848
6.00%, 5/1/38-2/1/39	157,689,674	173,631,680
6.50%, 10/1/37	210,230	236,057
Freddie Mac, Hybrid ARM
1.79%, 1/1/36	5,695,754	5,911,862
2.25%, 4/1/35	2,992,013	3,167,946
2.36%, 8/1/36	6,797,347	7,245,168
2.37%, 1/1/36	20,761,201	22,023,013
2.375%, 2/1/34-2/1/35	15,771,889	16,729,318
2.387%, 10/1/35	7,713,680	8,174,152
2.437%, 1/1/36	8,062,891	8,569,831
2.53%, 9/1/33	20,370,216	21,606,333
2.534%, 1/1/35	5,680,259	6,039,921
2.551%, 8/1/34	3,289,862	3,478,425
2.571%, 9/1/35	8,616,070	9,155,490
2.599%, 3/1/37	11,189,799	11,938,612
2.614%, 8/1/35	4,993,485	5,305,745
2.62%, 8/1/35	7,552,744	8,032,173

	PAR VALUE	VALUE
2.658%, 5/1/37	$9,087,185	$9,717,111
2.709%, 1/1/37	8,008,078	8,547,147
2.736%, 4/1/37	4,004,309	4,145,947
2.779%, 3/1/35	3,595,588	3,839,406
2.796%, 4/1/37	8,420,127	8,731,990
2.894%, 4/1/36	11,524,585	12,337,273
4.922%, 7/1/37-4/1/38	43,496,989	46,259,308
4.937%, 6/1/38	14,268,437	15,187,675
5.097%, 4/1/38	26,813,625	28,639,176
5.164%, 4/1/38	25,123,030	27,108,388
5.215%, 10/1/38	4,637,106	4,984,941
5.229%, 2/1/38	18,530,429	19,794,487
5.441%, 10/1/38	10,629,813	11,440,063
5.695%, 9/1/37	7,424,915	8,007,731
5.872%, 1/1/38	6,392,473	6,946,678
Freddie Mac Gold, 10 Year 6.00%, 9/1/16	1,561,320	1,682,240
Freddie Mac Gold, 15 Year
5.50%, 10/1/20-12/1/24	40,127,290	43,905,217
6.00%, 8/1/16-11/1/23	96,239,616	105,233,888
6.50%, 7/1/14-9/1/18	14,170,882	15,185,046
Freddie Mac Gold, 20 Year
5.50%, 11/1/23	20,432,362	22,392,703
6.00%, 7/1/25-12/1/27	105,156,959	115,486,215
6.50%, 7/1/21-10/1/26	11,482,187	12,858,055
Freddie Mac Gold, 30 Year
5.50%, 3/1/34-8/1/38	295,891,316	322,785,737
6.00%, 2/1/33-5/1/40	863,834,445	949,622,191
6.50%, 5/1/17-10/1/38	140,653,923	157,877,152
7.00%, 4/1/31-11/1/38	19,921,944	23,346,414
7.90%, 2/17/21	1,099,079	1,182,113
Ginnie Mae, 30 Year
7.00%, 5/15/28	870,830	1,021,178
7.50%, 9/15/17-5/15/25	3,111,199	3,555,897
7.80%, 6/15/20-1/15/21	866,922	1,000,717
7.85%, 1/15/21-10/15/21	17,807	18,441
8.00%, 9/15/20	16,032	18,456

		7,246,303,164
PRIVATE LABEL CMO & REMIC(F): 0.0%
GSMPS Mortgage Loan Trust(b) Series 2004-4 1A4, 8.50%, 6/25/34	7,383,388	7,319,189

		7,783,314,741
ASSET-BACKED: 0.2%
STUDENT LOAN: 0.2%
SLM Student Loan Trust
Series 2008-3 A1, 0.966%, 1/25/14	794,842	795,224
Series 2005-2 A4, 0.546%, 4/25/17	1,500,815	1,500,616
Series 2007-3 A2, 0.476%, 10/25/17	6,155,996	6,139,227
Series 2012-B A2, 3.48%, 10/15/30(b)	16,440,000	16,851,850

PAGE 9 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Series 2012-C A2, 3.31%, 10/15/46(b)	$33,586,000	$33,680,619

		58,967,536
CORPORATE: 49.5%
FINANCIALS: 22.8%
Ally Financial, Inc.
6.875%, 8/28/12	41,405,000	41,612,025
4.50%, 2/11/14	312,648,000	316,946,910
American International Group, Inc.
4.25%, 9/15/14	43,580,000	45,163,261
8.25%, 8/15/18	118,640,000	143,220,666
Bank of America Corp.
5.30%, 3/15/17	103,520,000	107,777,778
7.625%, 6/1/19	288,976,000	339,801,388
5.625%, 7/1/20	79,285,000	84,885,296
8.00%, 12/15/26(a)	15,100,000	15,399,584
6.625%, 5/23/36(a)	196,468,000	218,024,469
Barclays PLC(c) (United Kingdom)
6.75%, 5/22/19	12,265,000	14,307,687
5.125%, 1/8/20	124,230,000	134,810,048
Boston Properties, Inc.
6.25%, 1/15/13	17,861,000	18,337,960
5.625%, 4/15/15	34,820,000	38,407,853
5.00%, 6/1/15	17,274,000	18,768,201
3.70%, 11/15/18	28,690,000	29,874,310
5.875%, 10/15/19	48,084,000	55,596,115
5.625%, 11/15/20	55,220,000	63,487,097
4.125%, 5/15/21	16,035,000	16,842,250
3.85%, 2/1/23	9,515,000	9,604,384
Capital One Financial Corp.
6.75%, 9/15/17	192,570,000	228,470,247
4.75%, 7/15/21	96,350,000	105,135,193
CIGNA Corp.
8.50%, 5/1/19	75,161,000	96,993,918
4.00%, 2/15/22	39,895,000	41,415,415
7.65%, 3/1/23	6,047,000	7,482,346
7.875%, 5/15/27	29,295,000	36,464,382
8.30%, 1/15/33	7,590,000	9,552,215
6.15%, 11/15/36	84,889,000	99,516,308
5.375%, 2/15/42	19,550,000	20,801,122
Citigroup, Inc.
4.75%, 5/19/15	28,300,000	29,704,840
6.125%, 11/21/17	189,298,000	209,727,608
2.167%, 5/15/18	169,540,000	158,172,367
7.875%, 10/30/40(a)	178,446,725	195,791,747
Equity Residential 4.625%, 12/15/21	76,190,000	82,755,521
General Electric Co.
5.625%, 5/1/18	14,685,000	16,880,995
5.50%, 1/8/20	177,520,000	203,178,386
4.375%, 9/16/20	64,390,000	69,659,871
4.625%, 1/7/21	16,545,000	18,197,879

	PAR VALUE	VALUE
4.65%, 10/17/21	$59,420,000	$65,987,455
Health Net, Inc. 6.375%, 6/1/17	82,387,000	84,240,707
HSBC Holdings PLC(c) (United Kingdom)
5.10%, 4/5/21	52,130,000	58,200,538
9.30%, 6/1/21	100,000	125,499
6.50%, 5/2/36	132,311,000	145,871,290
6.50%, 9/15/37	107,322,000	119,071,827
JPMorgan Chase & Co.
4.95%, 3/25/20	45,370,000	50,011,487
4.35%, 8/15/21	106,257,000	112,143,425
4.50%, 1/24/22	25,315,000	27,269,774
8.75%, 9/1/30(a)	45,483,000	62,078,792
5.85%, 8/1/35(a)	27,690,000	27,688,782
6.80%, 10/1/37(a)	27,663,000	27,662,862
Legg Mason, Inc.(b) 5.50%, 5/21/19	149,900,000	151,590,722
Liberty Mutual Group, Inc. 7.25%, 9/1/12(b)	17,835,000	17,993,410
Lloyds Banking Group PLC(c) (United Kingdom) 4.20%, 3/28/17	131,927,000	136,083,624
Royal Bank of Scotland Group PLC(c) (United Kingdom)
4.375%, 3/16/16	57,525,000	58,950,585
5.625%, 8/24/20	81,462,000	86,446,415
6.125%, 1/11/21	168,965,000	187,705,753
SLM Corp.
6.00%, 1/25/17	128,115,000	132,346,126
8.45%, 6/15/18	132,114,000	147,967,680
Travelers Cos., Inc.
5.50%, 12/1/15	14,017,000	15,819,642
6.25%, 6/20/16	43,805,000	51,548,585
5.75%, 12/15/17	35,330,000	42,190,097
3.90%, 11/1/20	19,660,000	21,793,896
Unum Group
6.85%, 11/15/15(b)	20,890,000	23,332,939
7.19%, 2/1/28	11,400,000	12,400,350
7.25%, 3/15/28	25,195,000	27,910,643
6.75%, 12/15/28	8,075,000	8,802,436
WellPoint, Inc.
5.00%, 12/15/14	15,425,000	16,760,173
5.25%, 1/15/16	136,458,000	152,375,007
5.875%, 6/15/17	16,166,000	19,066,746
7.00%, 2/15/19	69,438,000	86,450,400
Wells Fargo & Co.
6.00%, 11/15/17	84,970,000	99,008,573
5.625%, 12/11/17	15,000	17,516
5.75%, 2/1/18	35,760,000	42,298,144

		5,661,979,542

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
INDUSTRIALS: 26.7%
AT&T, Inc.
8.00%, 11/15/31	$156,815,000	$232,338,202
5.35%, 9/1/40	9,035,000	10,369,135
BHP Billiton, Ltd.(c) (Australia) 5.50%, 4/1/14	48,830,000	52,894,707
Boston Scientific Corp.
5.45%, 6/15/14	69,758,000	74,759,230
6.25%, 11/15/15	14,685,000	16,447,156
6.40%, 6/15/16	109,974,000	126,652,767
6.00%, 1/15/20	15,635,000	18,646,692
Burlington Northern Santa Fe Corp.(e)
4.30%, 7/1/13	7,723,000	7,964,699
4.875%, 1/15/15	13,010,000	14,212,566
4.70%, 10/1/19	76,160,000	85,526,081
7.57%, 1/2/21	16,227,361	19,335,336
8.251%, 1/15/21	5,746,882	7,179,350
5.943%, 1/15/23	102,011	115,098
4.967%, 4/1/23	23,707	26,810
5.72%, 1/15/24	20,427,907	23,916,267
5.342%, 4/1/24	7,043,995	8,082,282
5.629%, 4/1/24	29,300,737	34,053,026
5.996%, 4/1/24	54,294,343	63,594,361
Canadian Pacific Railway Ltd.(c) (Canada) 5.75%, 1/15/42	41,780,000	47,598,157
Comcast Corp.
5.85%, 11/15/15	24,900,000	28,565,828
5.90%, 3/15/16	41,110,000	47,344,331
6.50%, 1/15/17	41,310,000	49,178,398
6.30%, 11/15/17	16,275,000	19,566,684
5.875%, 2/15/18	68,855,000	81,419,454
5.70%, 5/15/18	2,645,000	3,119,338
6.45%, 3/15/37	3,055,000	3,715,179
6.95%, 8/15/37	38,159,000	49,012,030
6.40%, 5/15/38	12,440,000	15,164,522
Consolidated Rail Corp. 6.76%, 5/25/15	85,774	91,511
Covidien PLC(c) (Ireland) 6.00%, 10/15/17	32,105,000	38,826,214
Cox Communications, Inc.
5.45%, 12/15/14	47,054,000	51,777,657
5.50%, 10/1/15	50,000	56,292
5.875%, 12/1/16(b)	76,860,000	89,354,823
9.375%, 1/15/19(b)	141,569,000	189,533,002
CSX Corp.
8.375%, 10/15/14	41,974	47,670
9.75%, 6/15/20	10,162,000	14,274,399
6.251%, 1/15/23	19,252,898	22,718,355
Dillard’s, Inc.
7.85%, 10/1/12	2,275,000	2,300,617
7.13%, 8/1/18	23,610,000	25,174,162
7.875%, 1/1/23	275,000	286,344
7.75%, 7/15/26	21,211,000	21,237,514
7.75%, 5/15/27	12,743,000	12,583,712
7.00%, 12/1/28	28,340,000	27,277,250
Dow Chemical Co.
8.55%, 5/15/19	127,327,000	169,354,332
7.375%, 11/1/29	48,499,000	64,844,161
9.40%, 5/15/39	123,653,000	196,908,747

	PAR VALUE	VALUE
FedEx Corp.
7.375%, 1/15/14	$22,265,000	$24,373,651
8.00%, 1/15/19	18,220,000	24,014,889
6.72%, 7/15/23	18,889,720	22,311,741
7.65%, 7/15/24	2,329,702	2,840,005
Ford Motor Credit Co.(e)
5.625%, 9/15/15	179,685,000	195,291,720
5.75%, 2/1/21	196,250,000	215,580,429
HCA, Inc.
6.30%, 10/1/12	50,047,000	50,547,470
6.25%, 2/15/13	71,253,000	72,856,192
6.75%, 7/15/13	80,696,000	84,125,580
5.75%, 3/15/14	63,506,000	66,443,152
6.375%, 1/15/15	40,055,000	42,558,437
6.50%, 2/15/16	114,186,000	123,035,415
Hewlett-Packard Co.
6.125%, 3/1/14	114,415,000	122,806,311
3.30%, 12/9/16	90,785,000	94,893,203
Lafarge SA(c) (France)
6.20%, 7/9/15(b)	149,290,000	158,272,028
6.50%, 7/15/16	117,586,000	126,992,880
Liberty Media Corp.
8.50%, 7/15/29	11,867,000	12,223,010
8.25%, 2/1/30	28,924,000	29,719,410
Macy’s, Inc.
7.875%, 7/15/15	45,450,000	53,298,106
5.90%, 12/1/16	16,951,000	19,538,740
6.65%, 7/15/24	39,406,000	47,208,552
7.00%, 2/15/28	26,205,000	31,055,170
6.70%, 9/15/28	22,695,000	25,569,299
6.90%, 4/1/29	50,712,000	59,968,918
6.90%, 1/15/32	52,885,000	63,844,731
6.70%, 7/15/34	84,762,000	101,859,513
6.375%, 3/15/37	18,555,000	21,921,638
News Corp.
6.20%, 12/15/34	7,485,000	8,515,737
6.40%, 12/15/35	29,095,000	33,545,720
6.15%, 3/1/37	29,380,000	33,288,862
6.65%, 11/15/37	8,450,000	9,863,769
6.15%, 2/15/41	30,075,000	35,168,412
Nordstrom, Inc.
6.75%, 6/1/14	43,370,000	48,085,837
6.25%, 1/15/18	16,485,000	19,826,856
6.95%, 3/15/28	12,700,000	16,567,950
Norfolk Southern Corp.
7.70%, 5/15/17	28,855,000	36,450,502
9.75%, 6/15/20	13,893,000	20,195,059
Pfizer, Inc.
5.50%, 2/1/14	38,610,000	41,555,750
5.50%, 2/15/16	54,360,000	62,907,023
5.45%, 4/1/17	62,173,000	73,361,777
6.20%, 3/15/19	35,253,000	44,184,348
Reed Elsevier PLC(c) (United Kingdom)
7.75%, 1/15/14	6,170,000	6,743,742
8.625%, 1/15/19	127,335,000	161,544,694
Roche Holding AG(c) (Switzerland) 6.00%, 3/1/19(b)	17,665,000	21,972,504

PAGE 11 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2012

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Sprint Nextel Corp.
6.00%, 12/1/16	$118,995,000	$113,937,712
6.90%, 5/1/19	30,515,000	28,684,100
6.875%, 11/15/28	23,825,000	19,298,250
Telecom Italia SPA(c) (Italy)
5.25%, 11/15/13	42,704,000	42,810,760
6.175%, 6/18/14	30,645,000	30,874,837
4.95%, 9/30/14	62,779,000	62,308,157
6.999%, 6/4/18	34,221,000	34,049,895
7.175%, 6/18/19	78,305,000	77,913,475
Time Warner Cable, Inc.
8.75%, 2/14/19	81,804,000	108,764,471
8.25%, 4/1/19	178,019,000	232,617,071
5.00%, 2/1/20	8,275,000	9,293,082
4.00%, 9/1/21	3,970,000	4,171,882
Time Warner, Inc.
7.625%, 4/15/31	182,878,000	236,212,723
7.70%, 5/1/32	154,708,000	202,023,276
Union Pacific Corp.
5.375%, 5/1/14	6,991,000	7,543,674
4.875%, 1/15/15	10,544,000	11,485,495
6.85%, 1/2/19	4,513,787	5,113,749
6.70%, 2/23/19	5,482,325	6,265,579
7.60%, 1/2/20	1,448,553	1,759,222
6.125%, 2/15/20	46,885,000	57,901,006
4.163%, 7/15/22	24,992,000	27,843,337
6.061%, 1/17/23	14,277,398	15,946,144
4.698%, 1/2/24	5,121,444	5,562,563
5.082%, 1/2/29	9,872,803	11,073,023
5.866%, 7/2/30	51,295,376	59,901,976
6.176%, 1/2/31	37,747,322	45,477,108
Vulcan Materials Co.
6.50%, 12/1/16	33,875,000	35,653,437
7.50%, 6/15/21	87,300,000	96,030,000
Xerox Corp.
8.25%, 5/15/14	34,145,000	38,072,665
6.40%, 3/15/16	71,581,000	81,858,314
7.20%, 4/1/16	25,301,000	29,498,411
6.75%, 2/1/17	63,074,000	73,338,978
2.95%, 3/15/17	1,125,000	1,137,743
6.35%, 5/15/18	107,007,000	124,755,288
5.625%, 12/15/19	67,177,000	75,709,419

		6,649,260,002

		12,311,239,544

TOTAL FIXED INCOME SECURITIES (Cost $21,536,314,089)		$23,436,916,024

SHORT-TERM INVESTMENTS: 1.1%

	PAR VALUE	VALUE
COMMERCIAL PAPER: 0.2%
Hewlett-Packard Co.(b) 7/30/12	$50,000,000	$49,980,667
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	24,838,837	24,838,837
REPURCHASE AGREEMENT: 0.8%
Fixed Income Clearing Corporation(d) 0.11%, 7/2/12, maturity value $183,723,684	183,722,000	183,722,000

TOTAL SHORT-TERM INVESTMENTS (Cost $258,541,504)		$258,541,504

TOTAL INVESTMENTS (Cost $21,794,855,593)	95.4%	$23,695,457,528
OTHER ASSETS LESS LIABILITIES	4.6%	1,153,348,578

NET ASSETS	100.0%	$24,848,806,106

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2012, all such securities in total represented $759,881,753 or 3.1% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(c)	Security denominated in U.S. dollars
(d)	Repurchase agreement is collateralized by Freddie Mac 1.25%-2.00%, 2/1/17-5/12/17 and U.S. Treasury Note 3.125%, 10/31/16. Total collateral value is $187,400,850.
(e)	Subsidiary (see below)
(f)	Rounds to 0.0%

Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
10 Year U.S. Treasury Note—Short Position	20,098	Sep 2012	$(2,680,570,750)	$971,486

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 12

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2012
ASSETS:
Investments, at value (cost $21,794,855,593)	$23,695,457,528
Cash held at broker	22,107,800
Receivable for investments sold	862,301,373
Receivable for Fund shares sold	36,291,176
Receivable from broker for futures margin variation	10,991,094
Interest receivable	256,493,832
Prepaid expenses and other assets	47,092

24,883,689,895

LIABILITIES:
Payable for Fund shares redeemed	25,001,943
Management fees payable	8,217,899
Accrued expenses	1,663,947

34,883,789

NET ASSETS	$24,848,806,106

NET ASSETS CONSIST OF:
Paid in capital	$23,396,944,723
Undistributed net investment income	11,924,065
Accumulated net realized loss on investments	(461,636,103)
Net unrealized appreciation on investments	1,901,573,421

$24,848,806,106

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,825,540,994
Net asset value per share	$13.61

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2012
INVESTMENT INCOME:
Interest	$532,092,960

EXPENSES:
Management fees	49,777,931
Custody and fund accounting fees	227,127
Transfer agent fees	2,429,397
Professional services	62,569
Shareholder reports	555,476
Registration fees	281,632
Trustees’ fees	98,800
Miscellaneous	147,623

53,580,555

NET INVESTMENT INCOME	478,512,405

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	98,756,836
Treasury futures contracts	(55,531,966)
Net change in unrealized appreciation/depreciation
Investments	471,722,089
Treasury futures contracts	50,948,019

Net realized and unrealized gain	565,894,978

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,044,407,383

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income	$478,512,405	$968,527,697
Net realized gain (loss)	43,224,870	(15,483,410)
Net change in unrealized appreciation/depreciation	522,670,108	123,878,447

	1,044,407,383	1,076,922,734

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(475,226,165)	(970,846,088)
Net realized gain	—	—

Total distributions	(475,226,165)	(970,846,088)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	3,454,206,261	6,655,820,213
Reinvestment of distributions	392,247,986	810,130,084
Cost of shares redeemed	(3,618,045,296)	(5,902,091,793)

Net increase from Fund share transactions	228,408,951	1,563,858,504

Total increase in net assets	797,590,169	1,669,935,150

NET ASSETS:
Beginning of period	24,051,215,937	22,381,280,787

End of period (including undistributed net investment income of $11,924,065 and $8,637,825, respectively)	$24,848,806,106	$24,051,215,937

SHARE INFORMATION:
Shares sold	253,911,473	497,177,426
Distributions reinvested	28,875,277	60,983,342
Shares redeemed	(265,630,551)	(441,183,941)

Net increase in shares outstanding	17,156,199	116,976,827

PAGE 13 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed income securities are priced on the basis of valuations furnished by independent pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Futures contracts are valued daily at the closing settlement price on the exchange. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Treasury Futures Contracts  Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a

DODGE & COX INCOME FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS (unaudited)

futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the period ended June 30, 2012, the Fund remained consistently invested in short Treasury futures contracts. These Treasury futures contracts had notional values ranging from 6% to 11% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2012:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Fixed Income Securities
U.S. Treasury	$1,133,626,204		$—
Government Related	—		265,139,495
Foreign Agency	—		280,292,584
Local Authority	—		1,604,335,920
Mortgage-Related Securities	—		7,783,314,741
Asset-backed Securities	—		58,967,536
Corporate	—		12,311,239,544
Short-term Investment
Commercial Paper	—		49,980,667
Money Market Fund	24,838,837		—
Repurchase Agreement	—		183,722,000

Total Securities	$1,158,465,041		$22,536,992,487

Other Financial Instruments
Treasury Futures Contracts	$971,486	(b)	$—

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2012. There were no Level 3 securities at June 30, 2012, and December 31, 2011, and there were no transfers to Level 3 during the period.

(b)	Represents unrealized appreciation on Treasury futures contracts.

PAGE 15 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions net short-term realized gain (loss), and Treasury futures contracts. During the period, the Fund recognized net realized gains of $55,212,915 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At June 30, 2012, the cost of investments for federal income tax purposes was $21,794,856,202.

Distributions during the the six months ended June 30, 2012, and for the year ended December 31, 2011, were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Ordinary income	$475,226,165	$970,846,088
	($0.260 per share)	($0.551 per share)
Long-term capital gain	—	—

At June 30, 2012, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,923,516,468
Unrealized depreciation	(22,915,142)

Net unrealized appreciation	1,900,601,326
Undistributed ordinary income	11,924,065
Accumulated capital gain(a)	1,143,192
Capital loss carryforward(b)	(517,991,601)
(a)	Represents capital gain realized for tax purposes during the period from January 1, 2012, to June 30, 2012.
(b)

Represents accumulated capital loss as of December 31, 2011, which may be carried forward to offset future capital gains. During 2011, capital loss carryforwards of $3,015,471 expired unutilized. If not utilized, the remaining capital loss carryforward expires as follows:

Expiring in 2012	$32,528,048
Expiring in 2013	19,963,019
Expiring in 2014	39,482,767
Expiring in 2017	174,777,813
Expiring in 2018	117,611,247
No expiration
Short-term	48,439,250
Long-term	85,189,457

$517,991,601

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no

DODGE & COX INCOME FUND ▪ PAGE 16

NOTES TO FINANCIAL STATEMENTS (unaudited)

provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2012, amounted to $52,916 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2012, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,281,533,114 and $650,444,450, respectively. For the six months ended June 30, 2012, purchases and sales of U.S. government securities aggregated $1,803,758,292 and $2,877,331,901, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent June 30, 2012, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 17 ▪ DODGE & COX INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Six Months Ended June 30,		Year Ended December 31,
	2012(a)		2011	2010	2009	2008	2007

Net asset value, beginning of year	$13.30		$13.23	$12.96	$11.79	$12.51	$12.57
Income from investment operations:
Net investment income	0.26		0.55	0.57	0.65	0.68	0.63
Net realized and unrealized gain (loss)	0.31		0.07	0.35	1.20	(0.72)	(0.05)

Total from investment operations	0.57		0.62	0.92	1.85	(0.04)	0.58

Distributions to shareholders from:
Net investment income	(0.26)		(0.55)	(0.65)	(0.68)	(0.68)	(0.64)
Net realized gain	—		—	—	—	—	—

Total distributions	(0.26)		(0.55)	(0.65)	(0.68)	(0.68)	(0.64)

Net asset value, end of year	$13.61		$13.30	$13.23	$12.96	$11.79	$12.51

Total return	4.30%		4.76%	7.17%	16.05%	(0.29)%	4.68%
Ratios/supplemental data:
Net assets, end of year (millions)	$24,849		$24,051	$22,381	$19,254	$13,808	$15,932
Ratio of expenses to average net assets	0.43	%(b)	0.43%	0.43%	0.43%	0.43%	0.44%
Ratio of net investment income to average net assets	3.85	%(b)	4.12%	4.26%	5.29%	5.40%	5.07%
Portfolio turnover rate	12%		27%	28%	20%	24%	27%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX INCOME FUND ▪ PAGE 18

TRUSTEES AND EXECUTIVE OFFICERS

Kenneth E. Olivier, Chairman, President, and Trustee

Chairman and Chief Executive Officer, Dodge & Cox

Dana M. Emery, Senior Vice President and Trustee

Co-President and Director of Fixed Income, Dodge & Cox

John A. Gunn, Trustee

Chairman Emeritus, Dodge & Cox

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Charles F. Pohl, Senior Vice President

Co-President and Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 19 ▪ DODGE & COX INCOME FUND

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report filings.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Kenneth E. Olivier
Kenneth E. Olivier
Chairman – Principal Executive Officer

Date August 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Kenneth E. Olivier
Kenneth E. Olivier
Chairman – Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer – Principal Financial Officer

Date August 16, 2012